UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.20

ANNUAL REPORT

AB GLOBAL BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 10, 2020

This report provides management’s discussion of fund performance for AB Global Bond Fund for the annual reporting period ended September 30, 2020.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB GLOBAL BOND FUND

Class A Shares	6.29%	2.56%

Class C Shares	5.75%	1.66%

Advisor Class Shares[1]	6.30%	2.82%

Class R Shares[1]	5.90%	2.08%

Class K Shares[1]	6.06%	2.39%

Class I Shares[1]	6.26%	2.79%

Class Z Shares[1]	6.29%	2.84%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	3.16%	4.14%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2020.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Sector allocation was the largest detractor, relative to the benchmark, primarily from off-benchmark exposures in emerging-market sovereign and corporate bonds, high-yield corporates, and an underweight in US Treasuries, which was partially offset by off-benchmark exposure in credit risk-transfer securities. Currency decisions also detracted, from long positions in the Chilean peso and Polish zloty, a net long in the onshore/offshore Chinese renminbi, and a short position in the Colombian peso, which were partially offset by long positions in the Brazilian real and Mexican peso. Security selection contributed to performance, particularly selections among eurozone treasuries, high-yield and emerging-market corporate bonds, and investment-grade corporates, which offset losses in commercial mortgage-backed securities (“CMBS”). Country allocation (a result of bottom-up security analysis combined with

2 | AB GLOBAL BOND FUND	abfunds.com

fundamental research) also added to performance, as an underweight to Japan, overweights to Malaysia and Russia, and off-benchmark exposure to South Africa more than offset losses from overweights to the eurozone and Sweden. Duration and yield-curve positioning were minor contributors to performance during the period.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the largest contributor to performance, primarily from an underweight to US Treasuries, off-benchmark high-yield corporate bonds in the US and eurozone, agency risk-sharing securities, an overweight to investment-grade corporate bonds, and an underweight to US agency mortgages. Exposure to emerging-market sovereign and corporate bonds detracted. Security selection also contributed, as gains from investment-grade corporate bonds in the US and eurozone, treasuries in the eurozone, and emerging-market sovereigns and corporates exceeded losses within CMBS. Country allocation also added to results, particularly an underweight to Japan, which was partially offset by an underweight to Canada. Currency decisions detracted from returns as losses from short positions in the Chilean peso, Australian dollar, Colombian peso, Canadian dollar, Norwegian krone, New Zealand dollar and Polish zloty offset gains from long positions in the Brazilian real, Mexican peso and Russian ruble. Duration and yield-curve positioning did not have a material impact on performance during the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. The Fund utilized currency forwards and currency options, both written and purchased, to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the 12-month period ended September 30, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Developed- and emerging-market investment-grade corporate bonds led gains, followed by emerging- and developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell somewhat during the period. The US dollar fell against most major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices fell more than 25% as demand slowed sharply and demand outlook was uncertain.

abfunds.com	AB GLOBAL BOND FUND | 3

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt securities from both developed and emerging markets. The Team’s core fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser actively manages the Fund’s assets in relation to market conditions and general economic conditions and adjusts the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB GLOBAL BOND FUND | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (”NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the

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DISCLOSURES AND RISKS (continued)

value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.20%

1 Year	2.56%	-1.75%

5 Years	3.67%	2.78%

10 Years	3.43%	2.98%

CLASS C SHARES			0.50%

1 Year	1.66%	0.67%

5 Years	2.89%	2.89%

10 Years	2.66%	2.66%

ADVISOR CLASS SHARES[2]			1.50%

1 Year	2.82%	2.82%

5 Years	3.94%	3.94%

10 Years	3.70%	3.70%

CLASS R SHARES[2]			0.75%

1 Year	2.08%	2.08%

5 Years	3.24%	3.24%

10 Years	3.04%	3.04%

CLASS K SHARES[2]			1.05%

1 Year	2.39%	2.39%

5 Years	3.57%	3.57%

10 Years	3.37%	3.37%

CLASS I SHARES[2]			1.42%

1 Year	2.79%	2.79%

5 Years	3.94%	3.94%

10 Years	3.72%	3.72%

CLASS Z SHARES[2]			1.48%

1 Year	2.84%	2.84%

5 Years	3.99%	3.99%

Since Inception[3]	4.12%	4.12%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.81%, 1.56%, 0.56%, 1.24%, 0.93%, 0.56% and 0.50% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.75%

5 Years	2.78%

10 Years	2.98%

CLASS C SHARES

1 Year	0.67%

5 Years	2.89%

10 Years	2.66%

ADVISOR CLASS SHARES[1]

1 Year	2.82%

5 Years	3.94%

10 Years	3.70%

CLASS R SHARES[1]

1 Year	2.08%

5 Years	3.24%

10 Years	3.04%

CLASS K SHARES[1]

1 Year	2.39%

5 Years	3.57%

10 Years	3.37%

CLASS I SHARES[1]

1 Year	2.79%

5 Years	3.94%

10 Years	3.72%

CLASS Z SHARES[1]

1 Year	2.84%

5 Years	3.99%

Since Inception[2]	4.12%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB GLOBAL BOND FUND | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,061.70	$4.07	0.79%
Hypothetical**	$1,000	$1,021.05	$3.99	0.79%
Class C
Actual	$1,000	$1,057.50	$7.92	1.54%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%
Advisor Class
Actual	$1,000	$1,063.00	$2.79	0.54%
Hypothetical**	$1,000	$1,022.30	$2.73	0.54%
Class R
Actual	$1,000	$1,059.00	$6.69	1.30%
Hypothetical**	$1,000	$1,018.50	$6.56	1.30%
Class K
Actual	$1,000	$1,060.60	$5.10	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class I
Actual	$1,000	$1,062.60	$3.20	0.62%
Hypothetical**	$1,000	$1,021.90	$3.13	0.62%
Class Z
Actual	$1,000	$1,062.90	$2.89	0.56%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,875.5

1

All data are as of September 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Governments–Sovereign Agencies, Local Governments–Provincial Bonds, Local Governments–US Municipal Bonds, Supranationals, Warrants and Whole Loan Trusts.

abfunds.com	AB GLOBAL BOND FUND | 13

PORTFOLIO SUMMARY (continued)

September 30, 2020 (unaudited)

1

All data are as of September 30, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or other investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Austria, Bahrain, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Dominican Republic, Finland, India, Ireland, Israel, Ivory Coast, Kazakhstan, Kuwait, Luxembourg, Malaysia, Mexico, New Zealand, Nigeria, Norway, Panama, Peru, Saudi Arabia, Senegal, Supranational, Sweden, Switzerland, Turkey, United Arab Emirates and United Republic of Tanzania.

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PORTFOLIO OF INVESTMENTS

September 30, 2020

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 30.1%
Australia – 4.9%
Australia Government Bond Series 144 3.75%, 04/21/2037(a)	AUD	61,275	$59,804,132
Series 145 2.75%, 06/21/2035(a)		66,058	57,382,818
Series 150 3.00%, 03/21/2047(a)		111,795	102,458,263
Series 159 0.25%, 11/21/2024(a)		160,985	115,237,160

			334,882,373

Austria – 0.7%
Republic of Austria Government Bond 0.50%, 02/20/2029(a)	EUR	24,925	31,564,065
0.75%, 02/20/2028(a)		14,675	18,816,770

			50,380,835

Canada – 1.3%
Canadian Government Bond 1.25%, 03/01/2025-06/01/2030	CAD	108,960	86,558,487

China – 1.1%
China Government Bond Series INBK 3.39%, 03/16/2050	CNY	529,000	71,435,195

Colombia – 0.1%
Colombian TES Series B 5.75%, 11/03/2027	COP	34,521,000	9,399,418

Finland – 0.3%
Finland Government Bond 0.50%, 09/15/2027(a)	EUR	17,455	21,932,494

France – 0.4%
French Republic Government Bond OAT 1.50%, 05/25/2050(a)		17,495	26,919,464

Germany – 1.5%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 05/15/2035-08/15/2050(a)		45,705	55,842,857
Series 3 4.75%, 07/04/2034(a)		24,265	49,402,714

			105,245,571

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Italy – 4.0%
Italy Buoni Poliennali Del Tesoro 1.75%, 07/01/2024(a)	EUR	56,520	$70,390,503
1.80%, 03/01/2041(a)		72,531	89,057,633
1.85%, 05/15/2024		88,670	110,680,591
1.85%, 07/01/2025(a)		5,410	6,816,983

			276,945,710

Japan – 7.7%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	18,503,500	177,190,007
Series 359 0.10%, 06/20/2030		12,004,250	114,815,715
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		4,023,800	37,498,629
Series 65 0.40%, 12/20/2049		5,321,650	48,009,471
Japan Government Twenty Year Bond Series 150 1.40%, 09/20/2034		6,281,600	69,321,355
Series 159 0.60%, 12/20/2036		4,022,550	40,003,549
Series 169 0.30%, 06/20/2039		1,984,250	18,567,353
Series 171 0.30%, 12/20/2039		2,820,950	26,343,308

			531,749,387

Malaysia – 0.4%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	101,778	28,006,940

Mexico – 0.1%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	183,675	9,168,590

Peru – 0.2%
Peru Government Bond 5.94%, 02/12/2029	PEN	49,265	15,998,930

Spain – 1.0%
Spain Government Bond 1.20%, 10/31/2040(a)	EUR	39,145	49,194,897
4.20%, 01/31/2037(a)		9,695	17,756,457

			66,951,354

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Kingdom – 4.1%
United Kingdom Gilt 0.625%, 10/22/2050(a)	GBP	23,490	$29,131,979
1.50%, 07/22/2047(a)		17,410	26,484,289
1.75%, 09/07/2037-01/22/2049(a)		140,016	221,979,241

			277,595,509

United States – 2.3%
U.S. Treasury Bonds 1.125%, 05/15/2040-08/15/2040	U.S.$	129,775	127,641,412
4.50%, 08/15/2039(b)		7,020	11,110,246
4.625%, 02/15/2040(b)		11,275	18,175,652

			156,927,310

Total Governments – Treasuries (cost $1,994,301,888)			2,070,097,567

CORPORATES – INVESTMENT GRADE – 26.7%
Industrial – 14.3%
Basic – 1.5%
Air Products and Chemicals, Inc. 2.80%, 05/15/2050		505	533,843
Anglo American Capital PLC 3.75%, 04/10/2022(a)		280	292,590
4.875%, 05/14/2025(a)		235	267,454
5.375%, 04/01/2025(a)		17,213	19,804,669
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030		1,202	1,227,542
DuPont de Nemours, Inc. 2.169%, 05/01/2023		680	686,418
4.493%, 11/15/2025		375	431,732
5.419%, 11/15/2048		216	288,481
Equate Petrochemical BV 3.00%, 03/03/2022(a)		15,619	15,755,666
Glencore Finance Canada Ltd. 4.95%, 11/15/2021(a)		105	109,416
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(a)	EUR	12,303	14,986,101
3.125%, 03/26/2026(a)	GBP	5,265	7,173,003
Glencore Funding LLC 1.625%, 09/01/2025(a)	U.S.$	6,650	6,594,556
4.00%, 03/27/2027(a)		2,431	2,653,782
4.125%, 05/30/2023-03/12/2024(a)		444	478,687
4.625%, 04/29/2024(a)		205	225,993
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		3,401	3,694,336

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Flavors & Fragrances, Inc. 1.80%, 09/25/2026	EUR	110	$135,102
Inversiones CMPC SA 3.85%, 01/13/2030(a)	U.S.$	7,557	8,208,791
SABIC Capital II BV 4.00%, 10/10/2023(a)		9,776	10,509,200
SIG Combibloc PurchaseCo SARL 1.875%, 06/18/2023	EUR	4,768	5,698,155
Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	2,587	2,583,128

			102,338,645

Capital Goods – 0.4%
Boeing Co. (The) 5.15%, 05/01/2030		620	696,909
CNH Industrial Finance Europe SA 1.75%, 09/12/2025(a)	EUR	695	845,517
Series G 2.875%, 05/17/2023(a)		101	126,149
Dover Corp. 0.75%, 11/04/2027		7,943	9,390,693
General Electric Co. 0.875%, 05/17/2025		4,641	5,414,281
3.45%, 05/01/2027	U.S.$	5,777	6,106,594
Series G 6.875%, 01/10/2039		175	223,702
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		904	953,540
4.40%, 03/15/2024		4,990	5,423,092

			29,180,477

Communications - Media – 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		1,257	1,422,414
5.05%, 03/30/2029		240	287,215
5.125%, 07/01/2049		7,146	8,345,014
5.75%, 04/01/2048		245	304,177
Comcast Corp. 0.75%, 02/20/2032	EUR	11,633	13,705,772
2.45%, 08/15/2052	U.S.$	3,078	2,877,837
2.80%, 01/15/2051		3,716	3,746,380
3.90%, 03/01/2038		280	332,160
4.25%, 01/15/2033		350	435,558
4.60%, 10/15/2038		411	524,961
6.45%, 03/15/2037		200	299,349

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cox Communications, Inc. 2.95%, 06/30/2023(a)	U.S.$	615	$646,348
3.25%, 12/15/2022(a)		440	463,373
Fox Corp. 4.709%, 01/25/2029		16,945	20,312,134
Interpublic Group of Cos., Inc. (The) 5.40%, 10/01/2048		70	82,054
Prosus NV 3.68%, 01/21/2030(a)		15,000	16,131,000
Sky Ltd. 3.75%, 09/16/2024(a)		200	222,895
Thomson Reuters Corp. 3.35%, 05/15/2026		450	495,115
4.30%, 11/23/2023		275	300,713
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		110	132,300
ViacomCBS, Inc. 3.375%, 02/15/2028		4,350	4,779,860
3.70%, 06/01/2028		2,002	2,219,500
4.20%, 05/19/2032		3,370	3,846,530
4.60%, 01/15/2045		121	133,797
4.95%, 01/15/2031		5,363	6,435,201
5.50%, 05/15/2033		85	102,413
Walt Disney Co. (The) 2.65%, 01/13/2031		465	501,934
2.75%, 09/01/2049		185	178,916
3.50%, 05/13/2040		615	694,433

			89,959,353

Communications - Telecommunications – 1.1%
AT&T, Inc. 1.60%, 05/19/2028	EUR	6,160	7,655,839
2.35%, 09/05/2029		1,737	2,288,776
3.50%, 09/15/2053(a)	U.S.$	13,656	13,225,717
3.55%, 09/15/2055(a)		269	260,448
3.65%, 09/15/2059(a)		722	709,358
4.35%, 03/01/2029		3,250	3,823,009
4.80%, 06/15/2044		30	35,752
Series B 2.875%, 03/02/2025(c)	EUR	4,400	4,993,421
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	11,750	18,815,401
Deutsche Telekom International Finance BV 8.75%, 06/15/2030		325	504,832

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rogers Communications, Inc. 4.00%, 06/06/2022	CAD	5,000	$3,956,844
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)	U.S.$	17,645	19,124,155
Verizon Communications, Inc. 4.272%, 01/15/2036		414	510,008
4.329%, 09/21/2028		277	336,279
4.40%, 11/01/2034		375	467,810
4.862%, 08/21/2046		250	341,612

			77,049,261

Consumer Cyclical - Automotive – 1.6%
Aptiv Corp. 4.15%, 03/15/2024		3,717	4,083,627
BMW US Capital LLC 3.90%, 04/09/2025(a)		11,297	12,624,981
Daimler Finance North America LLC 3.65%, 02/22/2024(a)		223	242,200
General Motors Co. 6.125%, 10/01/2025		1,161	1,348,726
6.60%, 04/01/2036		380	460,799
6.80%, 10/01/2027		1,648	2,004,366
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)	EUR	11,210	13,505,417
3.50%, 11/07/2024	U.S.$	570	599,373
5.10%, 01/17/2024		373	407,540
5.25%, 03/01/2026		290	327,154
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(a)	EUR	9,307	10,837,488
3.35%, 06/08/2025(a)	U.S.$	8,333	8,708,919
3.875%, 05/19/2023(a)	EUR	1,045	1,317,732
Hyundai Capital America 2.375%, 02/10/2023(a)	U.S.$	545	559,732
Lear Corp. 3.50%, 05/30/2030		2,406	2,454,138
3.80%, 09/15/2027		10,036	10,563,259
4.25%, 05/15/2029		1,817	1,963,840
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		12,614	12,662,743
Volkswagen Bank GmbH 1.25%, 06/10/2024(a)	EUR	13,500	16,139,028
Volkswagen Leasing GmbH 2.625%, 01/15/2024(a)		5,108	6,381,870

			107,192,932

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Dr. Horton, Inc. 1.40%, 10/15/2027	U.S.$	669	$665,630
James Hardie International Finance DAC 3.625%, 10/01/2026(a)	EUR	4,800	5,721,762
Las Vegas Sands Corp. 3.20%, 08/08/2024	U.S.$	726	733,544
3.50%, 08/18/2026		7,305	7,402,312
Marriott International, Inc./MD 0.898% (LIBOR 3 Month + 0.65%), 03/08/2021(d)		2,278	2,268,709
Series AA 4.65%, 12/01/2028		218	233,645
Series EE 5.75%, 05/01/2025		7,316	8,150,300
Series X 4.00%, 04/15/2028		228	233,682
Owens Corning 7.00%, 12/01/2036		50	66,579

			25,476,163

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/2048		6,215	7,553,900

Consumer Cyclical - Retailers – 0.3%
AutoNation, Inc. 4.75%, 06/01/2030		4,178	4,935,384
Costco Wholesale Corp. 3.00%, 05/18/2027		205	230,298
Home Depot, Inc. (The) 4.50%, 12/06/2048		370	494,822
Ralph Lauren Corp. 2.95%, 06/15/2030		13,523	14,109,525
Ross Stores, Inc. 4.70%, 04/15/2027		1,634	1,926,660

			21,696,689

Consumer Non-Cyclical – 2.8%
Abbott Laboratories 4.75%, 11/30/2036		350	468,839
AbbVie, Inc. 2.30%, 11/21/2022(a)		625	647,025
2.625%, 11/15/2028(a)	EUR	1,850	2,529,259
3.20%, 05/14/2026	U.S.$	235	258,506

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.45%, 03/15/2022(a)	U.S.$	280	$290,184
3.60%, 05/14/2025		538	596,054
4.30%, 05/14/2036		275	323,381
4.45%, 05/14/2046		115	137,251
4.70%, 05/14/2045		100	122,543
4.875%, 11/14/2048		183	231,700
Altria Group, Inc. 1.70%, 06/15/2025	EUR	5,499	6,788,008
3.125%, 06/15/2031		5,016	6,722,744
3.875%, 09/16/2046	U.S.$	189	193,356
4.80%, 02/14/2029		3,121	3,694,021
AmerisourceBergen Corp. 4.30%, 12/15/2047		146	171,244
Amgen, Inc. 4.40%, 05/01/2045		225	278,046
4.663%, 06/15/2051		9,508	12,422,433
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/2038		220	254,650
5.45%, 01/23/2039		109	140,982
5.55%, 01/23/2049		12,345	16,613,405
BAT Capital Corp. 3.215%, 09/06/2026		251	269,755
3.222%, 08/15/2024		285	304,615
4.54%, 08/15/2047		70	74,812
4.906%, 04/02/2030		2,730	3,211,697
BAT Netherlands Finance BV 3.125%, 04/07/2028(a)	EUR	16,795	22,566,224
Baxter International, Inc. 0.40%, 05/15/2024		14,098	16,791,210
1.30%, 05/30/2025		6,918	8,579,183
Biogen, Inc. 5.20%, 09/15/2045	U.S.$	76	100,218
Bunge Ltd. Finance Corp. 3.25%, 08/15/2026		248	267,179
Cargill, Inc. 1.375%, 07/23/2023(a)		530	541,461
Church & Dwight Co., Inc. 2.45%, 08/01/2022		305	314,898
Cigna Corp. 3.40%, 03/01/2027		130	145,737
4.375%, 10/15/2028		165	196,164
4.80%, 07/15/2046		193	240,921
4.90%, 12/15/2048		133	172,909
Coca-Cola Co. (The) 1.75%, 09/06/2024		515	538,692
2.50%, 03/15/2051		660	657,666

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CommonSpirit Health 2.76%, 10/01/2024	U.S.$	820	$858,392
CVS Health Corp. 4.78%, 03/25/2038		490	594,958
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	8,347	9,723,350
Gilead Sciences, Inc. 2.80%, 10/01/2050	U.S.$	16,925	16,744,992
4.50%, 02/01/2045		220	275,950
4.80%, 04/01/2044		128	165,992
Ingredion, Inc. 2.90%, 06/01/2030		605	657,250
Johnson & Johnson 0.95%, 09/01/2027		535	537,237
3.55%, 03/01/2036		610	740,741
3.625%, 03/03/2037		580	706,865
Kraft Heinz Foods Co. 2.25%, 05/25/2028(a)	EUR	5,875	6,984,315
Leggett & Platt, Inc. 4.40%, 03/15/2029	U.S.$	279	309,935
Medtronic Global Holdings SCA 0.25%, 07/02/2025	EUR	3,249	3,842,405
0.375%, 03/07/2023-10/15/2028		10,268	12,128,156
1.125%, 03/07/2027		6,517	8,066,260
Merck & Co., Inc. 4.00%, 03/07/2049	U.S.$	170	215,563
Panasonic Corp. 2.536%, 07/19/2022(a)		620	638,702
PepsiCo, Inc. 0.75%, 05/01/2023		323	326,346
Pfizer, Inc. 4.00%, 12/15/2036		365	449,672
4.10%, 09/15/2038		165	205,004
7.20%, 03/15/2039		80	132,775
Philip Morris International, Inc. 4.25%, 11/10/2044		320	384,462
Procter & Gamble Co. (The) 2.45%, 03/25/2025		495	535,643
2.85%, 08/11/2027		475	535,352
Reynolds American, Inc. 4.45%, 06/12/2025		480	540,819
Smithfield Foods, Inc. 3.35%, 02/01/2022(a)		113	114,848
Sysco Corp. 5.65%, 04/01/2025		470	555,574
Takeda Pharmaceutical Co., Ltd.
0.75%, 07/09/2027	EUR	12,571	15,000,597
4.40%, 11/26/2023	U.S.$	585	650,515

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyeth LLC 5.95%, 04/01/2037	U.S.$	315	$464,823

			190,944,465

Energy – 2.3%
BG Energy Capital PLC 5.125%, 12/01/2025(a)	GBP	2,910	4,638,055
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	10,005	10,914,807
4.95%, 12/15/2024		100	109,738
5.95%, 06/01/2026		200	232,702
BP Capital Markets PLC 1.573%, 02/16/2027(a)	EUR	2,811	3,533,953
3.25%, 03/22/2026(a)(c)		6,714	8,101,954
Canadian Natural Resources Ltd. 3.80%, 04/15/2024	U.S.$	110	118,167
Cenovus Energy, Inc. 6.75%, 11/15/2039		370	371,078
Continental Resources, Inc./OK 3.80%, 06/01/2024		110	101,900
4.375%, 01/15/2028		200	172,768
Diamondback Energy, Inc. 5.375%, 05/31/2025		820	851,118
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		3,055	3,122,218
Enable Midstream Partners LP 4.95%, 05/15/2028		630	615,141
Energy Transfer Operating LP 3.75%, 05/15/2030		12,025	11,664,171
4.25%, 03/15/2023		220	228,997
5.50%, 06/01/2027		17,975	19,791,361
6.05%, 06/01/2041		85	85,060
6.25%, 04/15/2049		163	168,453
Energy Transfer Partners LP 6.50%, 02/01/2042		205	214,745
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		155	164,652
Eni SpA 4.25%, 05/09/2029(a)		8,968	10,057,769
Enterprise Products Operating LLC 5.10%, 02/15/2045		125	145,273
Halliburton Co. 7.45%, 09/15/2039		320	412,062
Hess Corp. 4.30%, 04/01/2027		364	380,006
HollyFrontier Corp. 5.875%, 04/01/2026		500	547,954

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Husky Energy, Inc. 4.40%, 04/15/2029	U.S.$	17,375	$18,241,851
Marathon Oil Corp. 6.60%, 10/01/2037		165	169,770
6.80%, 03/15/2032		277	297,743
National Oilwell Varco, Inc. 3.60%, 12/01/2029		375	365,555
Newfield Exploration Co. 5.625%, 07/01/2024		195	189,282
ONEOK Partners LP 4.90%, 03/15/2025		145	158,868
ONEOK, Inc. 4.55%, 07/15/2028		14,885	15,730,430
5.20%, 07/15/2048		245	236,614
6.35%, 01/15/2031		10,320	11,995,714
Ovintiv, Inc. 6.50%, 08/15/2034		455	423,334
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		1,286	1,239,042
3.60%, 11/01/2024		5,709	5,879,373
4.50%, 12/15/2026		2,247	2,393,570
4.65%, 10/15/2025		150	161,314
Saudi Arabian Oil Co. 2.875%, 04/16/2024(a)		9,400	9,855,900
3.50%, 04/16/2029(a)		2,150	2,358,953
Shell International Finance BV 4.375%, 05/11/2045		210	255,338
Suncor Energy, Inc. 6.50%, 06/15/2038		201	257,295
6.85%, 06/01/2039		290	375,592
Tengizchevroil Finance Co. International Ltd. 4.00%, 08/15/2026(a)		6,019	6,372,616
TransCanada PipeLines Ltd. 4.10%, 04/15/2030		245	283,003
6.20%, 10/15/2037		95	127,924
Transcanada Trust 5.50%, 09/15/2079		375	393,017
Valero Energy Corp. 6.625%, 06/15/2037		2,593	3,250,219

			157,756,419

Other Industrial – 0.0%
Massachusetts Institute of Technology 5.60%, 07/01/2111		245	429,929

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Amazon.com, Inc. 0.40%, 06/03/2023	U.S.$	535	$536,065
0.80%, 06/03/2025		535	540,662
2.70%, 06/03/2060		200	206,619
3.15%, 08/22/2027		200	227,426
3.875%, 08/22/2037		120	149,659
4.25%, 08/22/2057		360	490,728
Booking Holdings, Inc. 4.50%, 04/13/2027		585	686,318
Expedia Group, Inc. 6.25%, 05/01/2025(a)		1,118	1,231,438
7.00%, 05/01/2025(a)		3,450	3,718,975
IHS Markit Ltd. 3.625%, 05/01/2024		80	86,546
4.00%, 03/01/2026(a)		98	109,343
4.75%, 02/15/2025(a)		109	123,485
Moody’s Corp. 5.25%, 07/15/2044		101	139,230
S&P Global, Inc. 2.30%, 08/15/2060		515	464,616
Visa, Inc. 4.15%, 12/14/2035		360	466,040

			9,177,150

Technology – 1.5%
Activision Blizzard, Inc. 2.50%, 09/15/2050		660	610,876
Alphabet, Inc. 1.998%, 08/15/2026		500	534,939
Apple, Inc. 2.40%, 08/20/2050		585	582,708
2.65%, 05/11/2050		370	384,411
3.20%, 05/13/2025		415	463,201
3.45%, 02/09/2045		245	289,524
3.75%, 09/12/2047		220	271,149
4.375%, 05/13/2045		145	193,798
4.65%, 02/23/2046		125	173,861
Applied Materials, Inc. 2.75%, 06/01/2050		630	662,066
Autodesk, Inc. 4.375%, 06/15/2025		385	439,569
Baidu, Inc. 3.075%, 04/07/2025		10,090	10,693,996
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		710	763,115
3.875%, 01/15/2027		9,479	10,480,483

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom, Inc. 4.11%, 09/15/2028	U.S.$	13,307	$14,867,265
4.25%, 04/15/2026		2,642	2,979,643
Cisco Systems, Inc. 5.50%, 01/15/2040		90	133,091
5.90%, 02/15/2039		75	113,405
Citrix Systems, Inc. 4.50%, 12/01/2027		415	475,269
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(a)		279	314,725
5.45%, 06/15/2023(a)		195	213,760
6.02%, 06/15/2026(a)		1,996	2,347,246
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	903	1,078,595
1.00%, 12/03/2028		791	950,946
1.50%, 05/21/2027		12,959	16,170,415
Fiserv, Inc. 1.125%, 07/01/2027		4,662	5,674,361
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	U.S.$	654	661,915
2.25%, 04/01/2023		315	324,848
6.35%, 10/15/2045		425	539,257
HP, Inc. 6.00%, 09/15/2041		615	751,383
Intel Corp. 4.80%, 10/01/2041		400	539,960
KLA Corp. 4.65%, 11/01/2024		570	650,744
Lam Research Corp. 3.75%, 03/15/2026		130	149,074
4.875%, 03/15/2049		277	391,066
Leidos, Inc. 4.375%, 05/15/2030(a)		10,492	12,285,292
Micron Technology, Inc. 4.64%, 02/06/2024		130	144,312
4.975%, 02/06/2026		193	223,768
Microsoft Corp. 2.525%, 06/01/2050		471	490,545
2.875%, 02/06/2024		195	209,671
3.45%, 08/08/2036		515	623,471
3.625%, 12/15/2023		215	235,699
3.70%, 08/08/2046		275	346,402
4.10%, 02/06/2037		239	308,964
4.50%, 02/06/2057		200	290,099
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		51	53,774

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oracle Corp. 3.60%, 04/01/2050	U.S.$	10,410	$11,651,975
3.90%, 05/15/2035		190	231,964
4.00%, 07/15/2046		189	223,069
5.375%, 07/15/2040		150	209,707
QUALCOMM, Inc. 3.25%, 05/20/2050		320	355,930
4.30%, 05/20/2047		115	147,637
4.80%, 05/20/2045		107	144,197
Seagate HDD Cayman 4.875%, 03/01/2024		374	407,292
Texas Instruments, Inc. 1.75%, 05/04/2030		620	639,016

			105,093,448

Transportation - Airlines – 0.4%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		8,116	8,925,823
Southwest Airlines Co. 4.75%, 05/04/2023		725	773,499
5.25%, 05/04/2025		14,716	16,215,280
Southwest Airlines Co. Pass-Through Trust Series 44013 6.15%, 08/01/2022		2,336	2,347,646

			28,262,248

Transportation - Railroads – 0.0%
Canadian Pacific Railway Co. 6.125%, 09/15/2115		235	359,734

Transportation - Services – 0.5%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		12,012	11,981,970
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		374	371,358
3.50%, 11/01/2027(a)		594	529,840
3.875%, 05/01/2023(a)		2,493	2,468,302
4.125%, 08/01/2025(a)		23	22,034
4.375%, 01/30/2024(a)		1,889	1,878,564
4.875%, 10/01/2025(a)		926	910,723
5.50%, 12/15/2024(a)		5,268	5,427,549
Heathrow Funding Ltd. 6.75%, 12/03/2026(a)	GBP	5,736	9,130,371

			32,720,711

			985,191,524

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 11.7%
Banking – 8.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)	U.S.$	220	$247,967
AIB Group PLC 4.263%, 04/10/2025(a)		12,146	13,053,628
4.75%, 10/12/2023(a)		215	233,186
Ally Financial, Inc. 3.875%, 05/21/2024		219	233,593
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		8,762	9,878,776
4.50%, 03/19/2024(a)		554	607,528
Banco BBVA Peru SA 5.00%, 08/26/2022(a)		4,224	4,498,598
Banco Santander SA 3.306%, 06/27/2029		200	217,636
5.179%, 11/19/2025		17,600	19,933,149
Bank of America Corp. 3.824%, 01/20/2028		450	509,560
4.00%, 01/22/2025		448	499,095
4.20%, 08/26/2024		300	334,007
Series B 8.05%, 06/15/2027		930	1,243,586
Bank of Ireland Group PLC 4.50%, 11/25/2023(a)		19,195	20,727,635
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(c)		2,149	2,280,211
Bank of New Zealand 3.50%, 02/20/2024(a)		505	549,682
BNP Paribas SA 2.219%, 06/09/2026(a)		475	489,464
4.375%, 09/28/2025-05/12/2026(a)		34,867	38,949,373
6.75%, 03/14/2022(a)(c)		12,880	13,333,832
BPCE SA 4.50%, 03/15/2025(a)		8,251	9,137,289
4.625%, 07/11/2024(a)		1,365	1,503,143
5.15%, 07/21/2024(a)		260	291,149
5.70%, 10/22/2023(a)		9,171	10,265,101
Capital One Bank USA NA 3.375%, 02/15/2023		615	650,532
Capital One Financial Corp. 0.80%, 06/12/2024	EUR	2,083	2,446,096
1.65%, 06/12/2029		17,375	20,847,290
3.50%, 06/15/2023	U.S.$	360	384,927
3.75%, 07/28/2026		236	257,057

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 1.50%, 07/24/2026(a)	EUR	17,425	$21,465,708
3.52%, 10/27/2028	U.S.$	175	194,582
3.875%, 03/26/2025		373	411,939
4.40%, 06/10/2025		598	673,575
5.95%, 01/30/2023(c)		1,384	1,420,007
Series P 5.95%, 05/15/2025(c)		2,793	2,927,811
Series Q 4.375% (LIBOR 3 Month + 4.10%), 11/15/2020(c)(d)		5,255	5,126,913
Commonwealth Bank of Australia 3.375%, 10/20/2026(a)		450	457,181
4.50%, 12/09/2025(a)		1,634	1,849,968
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(c)	EUR	11,600	12,828,392
3.75%, 07/21/2026	U.S.$	267	297,870
4.375%, 08/04/2025		10,560	11,951,330
Credit Agricole SA/London 4.125%, 01/10/2027(a)		4,715	5,385,271
Credit Suisse Group AG 2.193%, 06/05/2026(a)		16,435	16,954,939
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 04/17/2026		360	419,036
Danske Bank A/S 3.244%, 12/20/2025(a)		8,893	9,467,795
3.875%, 09/12/2023(a)		325	349,098
5.375%, 01/12/2024(a)		8,899	10,018,671
Deutsche Bank AG/New York NY 2.222%, 09/18/2024		965	969,562
3.30%, 11/16/2022		210	216,931
3.961%, 11/26/2025		173	183,848
4.25%, 10/14/2021		465	477,905
DNB Bank ASA 6.50%, 03/26/2022(a)(c)		15,753	16,347,333
Fifth Third Bancorp Series L 4.50%, 09/30/2025(c)		3,549	3,575,155
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(a)	EUR	8,945	10,815,442
3.375%, 03/27/2025(a)		5,770	7,655,190
3.75%, 05/22/2025	U.S.$	140	155,533
3.85%, 07/08/2024		590	646,313
4.411%, 04/23/2039		385	465,359
Series O 5.30%, 11/10/2026(c)		693	733,397

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.25%, 03/14/2024	U.S.$	7,929	$8,494,577
6.375%, 03/30/2025(c)		412	426,813
ING Groep NV 3.00%, 02/18/2026(a)	GBP	13,000	18,289,746
6.50%, 04/16/2025(c)	U.S.$	226	239,660
6.875%, 04/16/2022(a)(c)		217	226,347
Intesa Sanpaolo SpA 3.125%, 07/14/2022(a)		16,385	16,829,770
3.375%, 01/12/2023(a)		14,410	14,953,424
Series XR 3.25%, 09/23/2024(a)		375	395,264
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	14,380	17,428,613
1.514%, 06/01/2024	U.S.$	505	515,468
3.22%, 03/01/2025		270	290,412
3.375%, 05/01/2023		505	537,175
3.509%, 01/23/2029		115	129,351
3.882%, 07/24/2038		115	135,637
3.96%, 01/29/2027		383	436,499
3.964%, 11/15/2048		117	141,522
4.452%, 12/05/2029		535	643,758
Lloyds Banking Group PLC 4.45%, 05/08/2025		281	317,486
4.50%, 11/04/2024		11,314	12,309,740
4.582%, 12/10/2025		285	312,461
Mastercard, Inc. 3.65%, 06/01/2049		269	328,935
3.85%, 03/26/2050		315	401,844
Mizuho Financial Group Cayman 2 Ltd. 4.20%, 07/18/2022(a)		515	542,500
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)		687	752,823
Mizuho Financial Group, Inc. 1.241%, 07/10/2024		330	332,636
Morgan Stanley 3.125%, 07/27/2026		115	127,076
5.00%, 11/24/2025		160	187,896
Series G 1.375%, 10/27/2026	EUR	8,390	10,417,538
1.75%, 03/11/2024		8,718	10,774,908
4.35%, 09/08/2026	U.S.$	700	807,627
4.431%, 01/23/2030		275	328,484
Nationwide Building Society 4.00%, 09/14/2026(a)		8,300	8,984,792

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natwest Group PLC 5.125%, 05/28/2024	U.S.$	215	$235,235
8.625%, 08/15/2021(c)		8,449	8,708,761
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(c)(d)		3,400	3,241,521
Nordea Bank Abp 3.75%, 08/30/2023(a)		7,401	7,989,815
Santander Holdings USA, Inc. 4.40%, 07/13/2027		275	301,748
Santander UK Group Holdings PLC 4.75%, 09/15/2025(a)		18,801	20,563,568
Skandinaviska Enskilda Banken AB 5.625%, 05/13/2022(a)(c)		800	822,000
Societe Generale SA 4.25%, 04/14/2025-08/19/2026(a)		2,715	2,896,117
4.75%, 11/24/2025(a)		660	723,913
Standard Chartered PLC 1.778% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(c)(d)		12,300	10,325,514
2.819%, 01/30/2026(a)		480	497,057
3.95%, 01/11/2023(a)		1,179	1,223,295
5.20%, 01/26/2024(a)		3,435	3,726,874
Sumitomo Mitsui Banking Corp. 4.85%, 03/01/2022(a)		205	215,317
Sumitomo Mitsui Financial Group, Inc. 4.436%, 04/02/2024(a)		790	864,466
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,206	6,675,081
UBS AG 5.125%, 05/15/2024(a)		780	858,375
UBS AG/Stamford CT 7.625%, 08/17/2022		3,671	4,089,471
UBS Group AG 4.125%, 09/24/2025(a)		210	239,157
5.75%, 02/19/2022(a)(c)	EUR	2,965	3,615,367
7.125%, 08/10/2021(a)(c)	U.S.$	8,888	9,132,420
UniCredit SpA 2.569%, 09/22/2026(a)		17,966	17,809,734
3.75%, 04/12/2022(a)		8,031	8,316,117
Visa, Inc. 2.75%, 09/15/2027		485	538,772
Wells Fargo & Co. 0.625%, 08/14/2030(a)	EUR	20,405	23,005,994
1.338%, 05/04/2025(a)		4,270	5,143,778

			586,845,393

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
BlackRock, Inc. 3.50%, 03/18/2024	U.S.$	490	$539,772
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(c)		10,432	11,283,000
Daiwa Securities Group, Inc. 3.129%, 04/19/2022(a)		615	635,286
Nomura Holdings, Inc. 1.851%, 07/16/2025		490	497,934
Raymond James Financial, Inc. 4.95%, 07/15/2046		350	452,414

			13,408,406

Finance – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		337	324,231
3.15%, 02/15/2024		300	297,472
3.30%, 01/23/2023		150	150,006
3.65%, 07/21/2027		795	727,522
4.125%, 07/03/2023		384	391,227
4.50%, 09/15/2023		3,065	3,156,733
4.625%, 10/15/2027		300	292,226
4.875%, 01/16/2024		2,911	3,003,540
6.50%, 07/15/2025		584	629,961
Air Lease Corp. 3.00%, 09/15/2023		730	743,478
3.25%, 03/01/2025		285	289,583
3.375%, 07/01/2025		510	521,684
3.875%, 07/03/2023		583	607,001
4.25%, 02/01/2024		2,375	2,469,898
Aircastle Ltd. 4.40%, 09/25/2023		863	853,953
5.25%, 08/11/2025(a)		1,967	1,925,054
Ares Capital Corp. 3.50%, 02/10/2023		455	467,362
4.20%, 06/10/2024		605	628,857
Avolon Holdings Funding Ltd. 3.625%, 05/01/2022(a)		195	192,122
FS KKR Capital Corp. 4.75%, 05/15/2022		210	212,904
GE Capital Funding LLC
4.05%, 05/15/2027(a)		651	700,682
4.40%, 05/15/2030(a)		9,734	10,425,475
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025		546	583,362
4.418%, 11/15/2035		420	442,711

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harborwalk Funding Trust 5.077%, 02/15/2069(a)	U.S.$	112	$138,719
LeasePlan Corp. NV 2.875%, 10/24/2024(a)		630	650,301
Park Aerospace Holdings Ltd.
4.50%, 03/15/2023(a)		200	197,960
5.25%, 08/15/2022(a)		610	612,201
5.50%, 02/15/2024(a)		590	596,817
Synchrony Financial
3.70%, 08/04/2026		210	224,562
3.95%, 12/01/2027		1,839	1,978,296
4.25%, 08/15/2024		74	80,404
4.375%, 03/19/2024		45	48,761
4.50%, 07/23/2025		3,797	4,193,105

			38,758,170

Insurance – 1.4%
ACE Capital Trust II 9.70%, 04/01/2030		150	224,107
Alleghany Corp. 3.625%, 05/15/2030		14,209	16,007,926
Allstate Corp. (The) 6.50%, 05/15/2057		160	204,779
Series B 5.75%, 08/15/2053		580	609,000
Aon Corp. 8.205%, 01/01/2027		155	199,657
ASR Nederland NV 3.375%, 05/02/2049(a)	EUR	4,635	5,817,496
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(a)		7,099	9,778,545
Athene Global Funding 2.80%, 05/26/2023(a)	U.S.$	190	198,143
Athene Holding Ltd. 4.125%, 01/12/2028		605	657,571
Centene Corp. 4.25%, 12/15/2027		2,272	2,376,985
4.625%, 12/15/2029		2,967	3,197,914
Chubb INA Holdings, Inc. 0.30%, 12/15/2024	EUR	8,419	9,910,450
0.875%, 06/15/2027		4,718	5,676,658
CNP Assurances 4.50%, 06/10/2047(a)		12,600	17,284,258
Credit Agricole Assurances SA 4.25%, 01/13/2025(a)(c)		3,300	4,196,634

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	149	$196,659
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)		3	3,095
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		207	283,985
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 03/15/2072(a)		410	439,213
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		4,415	7,458,568
Prudential Financial, Inc. 5.625%, 06/15/2043		460	490,464
5.875%, 09/15/2042		505	534,875
UnitedHealth Group, Inc. 4.625%, 07/15/2035		365	478,256
5.80%, 03/15/2036		265	382,210
Voya Financial, Inc. 5.65%, 05/15/2053		10,120	10,442,174

			97,049,622

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		636	632,295
Intercontinental Exchange, Inc. 4.00%, 10/15/2023		490	538,896
4.25%, 09/21/2048		390	484,408

			1,655,599

REITS – 1.0%
American Tower Corp. 3.80%, 08/15/2029		177	202,717
Brixmor Operating Partnership LP 3.85%, 02/01/2025		224	240,219
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	3,763	4,381,370
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		17,600	22,676,287
EPR Properties 4.75%, 12/15/2026	U.S.$	182	173,627
4.95%, 04/15/2028		220	213,756
Equinix, Inc. 2.875%, 02/01/2026	EUR	3,031	3,617,304
5.375%, 05/15/2027	U.S.$	490	533,310
GLP Capital LP/GLP Financing II, Inc. 3.35%, 09/01/2024		188	190,487

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Host Hotels & Resorts LP 3.875%, 04/01/2024	U.S.$	218	$225,634
Kilroy Realty LP 3.45%, 12/15/2024		50	52,792
LifeStorage LP/CA 3.50%, 07/01/2026		295	327,992
Mid-America Apartments LP 3.75%, 06/15/2024		100	108,792
National Retail Properties, Inc. 3.90%, 06/15/2024		216	233,509
Omega Healthcare Investors, Inc. 4.375%, 08/01/2023		215	230,615
4.50%, 01/15/2025		97	103,631
5.25%, 01/15/2026		291	317,711
Regency Centers LP 3.60%, 02/01/2027		230	248,154
Sabra Health Care LP 4.80%, 06/01/2024		312	327,435
SITE Centers Corp. 4.70%, 06/01/2027		280	294,276
Spirit Realty LP 3.20%, 01/15/2027		125	126,845
4.00%, 07/15/2029		76	79,044
4.45%, 09/15/2026		2,017	2,175,436
STORE Capital Corp. 4.625%, 03/15/2029		103	110,452
Ventas Realty LP 4.125%, 01/15/2026		220	247,007
VEREIT Operating Partnership LP 4.60%, 02/06/2024		3,710	3,989,846
Vornado Realty LP 3.50%, 01/15/2025		560	582,533
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(a)		335	351,826
WP Carey, Inc. 3.85%, 07/15/2029		353	381,805
WPC Eurobond BV 1.35%, 04/15/2028	EUR	10,275	12,192,623
2.125%, 04/15/2027		8,082	10,053,297

			64,990,332

			802,707,522

Utility – 0.7%
Electric – 0.6%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)	U.S.$	7,886	8,147,224

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	U.S.$	2,235	$2,290,177
Colbun SA 3.15%, 03/06/2030(a)		305	328,447
Duke Energy Indiana LLC Series YYY 3.25%, 10/01/2049		160	176,760
Duke Energy Progress LLC 4.20%, 08/15/2045		122	152,519
Enel Finance International NV 2.65%, 09/10/2024(a)		24,745	26,233,426
3.625%, 05/25/2027(a)		225	250,351
Exelon Generation Co. LLC 6.25%, 10/01/2039		515	638,826
MidAmerican Energy Co. 3.15%, 04/15/2050		125	138,376
4.25%, 07/15/2049		324	420,519
Naturgy Finance BV 4.125%, 11/18/2022(a)(c)	EUR	2,200	2,673,343
NRG Energy, Inc. 3.75%, 06/15/2024(a)	U.S.$	94	100,665
Oncor Electric Delivery Co. LLC 5.35%, 10/01/2052(a)		175	264,112
Public Service Co. of New Hampshire 3.60%, 07/01/2049		238	280,192
Sempra Energy 4.00%, 02/01/2048		127	143,512
Southern Power Co. Series F 4.95%, 12/15/2046		345	383,716

			42,622,165

Natural Gas – 0.1%
Brooklyn Union Gas Co. (The) 4.487%, 03/04/2049(a)		112	142,143
National Fuel Gas Co. 5.50%, 01/15/2026		620	677,781
Talent Yield Investments Ltd. 4.50%, 04/25/2022(a)		6,500	6,770,156

			7,590,080

			50,212,245

Total Corporates – Investment Grade (cost $1,751,028,265)			1,838,111,291

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 7.4%
Quasi-Sovereign Bonds – 7.4%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)	U.S.$	6,624	$7,369,200

China – 6.7%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	684,540	107,530,906
Series 1903 3.30%, 02/01/2024		60,000	8,737,345
Series 1904 3.68%, 02/26/2026		1,162,080	170,618,327
Series 2003 3.23%, 01/10/2025		1,000,940	144,780,138
Series 2004 3.43%, 01/14/2027		196,740	28,580,549

			460,247,265

Indonesia – 0.4%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)	U.S.$	3,134	3,419,977
Pertamina Persero PT 3.10%, 08/27/2030(a)		12,300	12,760,078
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(a)		5,492	5,931,360
5.50%, 11/22/2021(a)		3,874	4,049,541

			26,160,956

Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(a)		2,006	1,674,283
6.84%, 01/23/2030(a)		2,734	2,440,095
7.69%, 01/23/2050(a)		9,575	8,014,275

			12,128,653

United Arab Emirates – 0.1%
DP World Crescent Ltd. 3.75%, 01/30/2030(a)		2,820	2,911,962
3.875%, 07/18/2029(a)		2,170	2,243,237

			5,155,199

Total Quasi-Sovereigns (cost $500,885,811)			511,061,273

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 6.0%
Agency Fixed Rate 30-Year – 6.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049	U.S.$	69,440	$74,781,339
Series 2020
2.50%, 07/01/2050		17,408	18,653,168
3.50%, 01/01/2050		16,952	18,558,691
Federal Home Loan Mortgage Corp. Gold Series 2019 4.50%, 02/01/2049		16,386	18,207,933
Federal National Mortgage Association Series 2005 5.50%, 02/01/2035		12	13,872
Series 2007 5.50%, 09/01/2036-08/01/2037		16	18,982
Series 2008 5.50%, 03/01/2037-05/01/2038		1,614	1,889,657
Series 2012 3.50%, 02/01/2042-01/01/2043		37,701	41,647,534
Series 2013 3.50%, 04/01/2043		18,076	19,975,457
Series 2017 3.50%, 06/01/2047-01/01/2048		719	761,773
Series 2018 3.50%, 01/01/2048-05/01/2048		39,685	42,742,415
4.00%, 09/01/2048		34,321	37,318,611
4.50%, 09/01/2048-12/01/2048		44,125	48,856,752
Series 2019 3.50%, 11/01/2049		15,344	16,472,399
Series 2020 2.50%, 07/01/2050		38,783	41,980,594
3.50%, 01/01/2050		30,318	32,821,788

Total Mortgage Pass-Throughs (cost $396,842,605)			414,700,965

CORPORATES – NON-INVESTMENT GRADE – 5.3%
Industrial – 3.8%
Basic – 0.6%
OCI NV
3.625%, 10/15/2025	EUR	3,879	4,547,933
5.00%, 04/15/2023(a)		9,550	11,476,820
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(a)		8,450	10,548,642

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SPCM SA 2.00%, 02/01/2026(e)	EUR	6,377	$7,474,719
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(a)		8,146	9,386,684
Series JAN 2.875%, 12/15/2027(a)		1,380	1,590,182

			45,024,980

Capital Goods – 0.7%
Colfax Corp. 3.25%, 05/15/2025(a)		4,658	5,481,797
Rolls-Royce PLC 0.875%, 05/09/2024(a)		13,565	13,814,641
Silgan Holdings, Inc. 2.25%, 06/01/2028		3,680	4,156,035
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	8,414	8,786,050
Trivium Packaging Finance BV 5.50%, 08/15/2026(a)		1,702	1,756,967
Vertical Midco GmbH 4.375%, 07/15/2027(a)	EUR	11,795	14,065,701

			48,061,191

Communications -Telecommunications – 0.0%
Major League Baseball 3.44%, 12/10/2020(f)(g)	U.S.$	894	898,856

Consumer Cyclical -Automotive – 0.3%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	1,819	2,134,393
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	9,007	9,818,817
LKQ European Holdings BV 3.625%, 04/01/2026(a)	EUR	109	129,158
Tenneco, Inc. 5.00%, 07/15/2024(a)		5,570	6,047,123

			18,129,491

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 11.50%, 04/01/2023(a)	U.S.$	3,613	4,046,820
Carnival PLC 1.00%, 10/28/2029	EUR	9,042	6,693,667

			10,740,487

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)	U.S.$	3,090	$3,292,954
Wyndham Destinations, Inc. 4.25%, 03/01/2022		3,300	3,279,001

			6,571,955

Consumer Cyclical - Retailers – 0.0%
Dufry One BV 2.00%, 02/15/2027(a)	EUR	1,643	1,615,217
2.50%, 10/15/2024(a)		1,332	1,352,641

			2,967,858

Consumer Non-Cyclical – 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)	U.S.$	5,107	5,168,769
4.625%, 01/15/2027(a)		3,667	3,750,901
Catalent Pharma Solutions, Inc. 2.375%, 03/01/2028(a)	EUR	4,336	4,888,653
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)		970	1,096,573
Grifols SA 1.625%, 02/15/2025(a)		16,005	18,525,575
Leisureworld Senior Care LP Series B 3.474%, 02/03/2021	CAD	7,675	5,821,426
Spectrum Brands, Inc. 5.75%, 07/15/2025	U.S.$	9,505	9,816,663

			49,068,560

Energy – 0.4%
Crescent Point Energy Corp. 5.13%, 04/14/2021(f)(g)		15,250	15,227,125
EQM Midstream Partners LP 5.50%, 07/15/2028		590	593,737
EQT Corp. 3.90%, 10/01/2027		555	510,653
Occidental Petroleum Corp. 2.90%, 08/15/2024		245	207,918
3.20%, 08/15/2026		41	32,540
6.20%, 03/15/2040		115	95,829
6.45%, 09/15/2036		550	469,259
6.95%, 07/01/2024		90	87,166
SandRidge Energy, Inc. 7.50%, 02/15/2023(f)(g)(h)		1,894	– 0	–
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		2,780	2,801,026

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UGI International LLC 3.25%, 11/01/2025(a)	EUR	3,879	$4,606,661

			24,631,914

Other Industrial – 0.0%
ProGroup AG 3.00%, 03/31/2026(a)		649	754,841
Rexel SA 2.125%, 06/15/2025(a)		1,609	1,842,853
SPIE SA 3.125%, 03/22/2024(a)		400	476,270

			3,073,964

Services – 0.4%
Arena Luxembourg Finance SARL 1.875%, 02/01/2028(a)		9,664	10,135,191
Intertrust Group BV 3.375%, 11/15/2025(a)		11,420	13,647,345
Q-Park Holding I BV 2.00%, 03/01/2027(a)		2,052	2,156,420

			25,938,956

Technology – 0.1%
CommScope, Inc. 5.50%, 03/01/2024(a)	U.S.$	4,690	4,810,503
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		1,051	1,092,460

			5,902,963

Transportation - Services – 0.3%
Chicago Parking Meters LLC 4.93%, 12/30/2025(g)		16,500	18,758,241
Loxam SAS 4.25%, 04/15/2024(a)	EUR	1,564	1,786,745

			20,544,986

			261,556,161

Financial Institutions – 1.5%
Banking – 1.0%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(c)		9,600	11,084,693
8.875%, 04/14/2021(a)(c)		3,000	3,632,180
Series 9 6.50%, 03/05/2025(c)	U.S.$	4,200	4,180,421
Banco Santander SA 6.75%, 04/25/2022(a)(c)	EUR	14,100	17,234,135
Credit Suisse Group AG 6.25%, 12/18/2024(a)(c)	U.S.$	11,289	12,112,538

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Financial Services Series D 6.125%, 06/23/2025(c)	U.S.$	9,774	$10,324,506
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,713	7,072,517
Societe Generale SA 7.375%, 09/13/2021(a)(c)		5,809	5,956,147

			71,597,137

Finance – 0.3%
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	9,625	10,850,086
Navient Corp. 6.625%, 07/26/2021	U.S.$	8,310	8,437,404

			19,287,490

Other Finance – 0.1%
Nordic Aviation Capital 5.04%, 02/27/2024(f)		10,632	8,026,914

REITS – 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		4,757	4,853,150
Service Properties Trust 4.75%, 10/01/2026		185	164,729

			5,017,879

			103,929,420

Total Corporates – Non-Investment Grade (cost $360,079,840)			365,485,581

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%
Risk Share Floating Rate – 4.4%
Bellemeade Re Ltd. Series 2018-1A, Class M2 3.048% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(d)		1,100	1,038,668
Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(d)		601	600,008
Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(d)		12,871	12,855,895

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M1C 2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(d)	U.S.$	8,716	$8,605,985
Series 2019-2A, Class M2 3.248% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(d)		5,800	5,540,183
Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(d)		8,919	8,721,349
Series 2019-3A, Class M1C 2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		10,500	9,982,779
Series 2019-4A, Class M1C 2.675% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(d)		5,676	5,138,791
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(d)		3,578	3,557,524
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(d)		2,522	2,512,159
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(d)		3,897	3,863,177
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(d)		6,651	6,600,122
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(d)		7,337	7,296,919
Series 2020-R01, Class 1M2 2.198% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(d)		7,780	7,623,102
Series 2020-R02, Class 2M1 0.898% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(d)		5,298	5,284,699
Eagle RE Ltd. Series 2018-1, Class M1 1.875% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(d)		4,843	4,832,811
Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 2.498% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(d)		3,856	3,819,415

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-DNA1, Class M2 1.848% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(d)	U.S.$	1,950	$1,907,564
Series 2020-HQA2, Class M2 3.248% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(d)		4,351	4,286,013
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(d)		7,474	6,825,811
Series 2014-DN1, Class M2 2.348% (LIBOR 1 Month + 2.20%), 02/25/2024(d)		858	858,964
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		9,377	9,556,637
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(d)		1,595	1,630,118
Series 2014-HQ3, Class M3 4.898% (LIBOR 1 Month + 4.75%), 10/25/2024(d)		2,571	2,590,637
Series 2015-DNA3, Class M3 4.848% (LIBOR 1 Month + 4.70%), 04/25/2028(d)		2,082	2,165,855
Series 2015-HQA1, Class M3 4.848% (LIBOR 1 Month + 4.70%), 03/25/2028(d)		1,538	1,589,863
Series 2015-HQA2, Class M3 4.948% (LIBOR 1 Month + 4.80%), 05/25/2028(d)		7,430	7,598,448
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(d)		5,996	6,206,677
Series 2016-HQA1, Class M3 6.498% (LIBOR 1 Month + 6.35%), 09/25/2028(d)		362	376,418
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(d)		7,204	7,413,047
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(d)		7,378	7,443,123
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(d)		4,312	4,335,895

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	U.S.$	1,195	$1,169,970
Series 2019-DNA4, Class M2 2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(d)		5,879	5,814,133
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.398% (LIBOR 1 Month + 5.25%), 10/25/2023(d)		276	268,741
Series 2014-C01, Class M2 4.548% (LIBOR 1 Month + 4.40%), 01/25/2024(d)		1,024	957,359
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(d)		3,413	3,538,435
Series 2014-C04, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 11/25/2024(d)		6,334	6,474,134
Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(d)		6,214	6,315,602
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		4,576	4,628,957
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		4,600	4,655,729
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		1,074	1,098,448
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		5,679	5,813,531
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,502	1,555,150
Series 2015-C04, Class 2M2 5.698% (LIBOR 1 Month + 5.55%), 04/25/2028(d)		7,650	7,852,021
Series 2016-C01, Class 2M2 7.098% (LIBOR 1 Month + 6.95%), 08/25/2028(d)		1,344	1,429,784
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		5,512	5,832,997

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(d)	U.S.$	3,291	$3,395,558
Series 2016-C07, Class 2M2 4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		3,368	3,479,927
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(d)		11,366	11,492,375
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(d)		3,757	3,737,854
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(d)		1,359	1,355,829
Series 2018-C01, Class 1B1 3.698% (LIBOR 1 Month + 3.55%), 07/25/2030(d)		1,487	1,378,933
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.648% (LIBOR 1 Month + 5.50%), 10/25/2025(d)(i)		4,102	3,665,230
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(d)		4,897	4,795,692
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(d)(i)		7,186	6,844,077
Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(d)(i)		8,770	8,456,991
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(d)(i)		1,445	1,393,589
Radnor Re Ltd. Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(d)		4,623	4,550,859
Series 2019-2, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(d)		15,427	15,304,401
RMIR M1C Series 2020-2, Class M1C 4.74% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(d)		3,500	3,500,000

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(d)	U.S.$	12,075	$11,782,913

			305,197,875

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,751	1,387,675
Series 2006-26CB, Class A6 6.25%, 09/25/2036		130	95,087
Series 2006-26CB, Class A8 6.25%, 09/25/2036		484	355,209
Series 2006-J1, Class 1A11 5.50%, 02/25/2036		1,011	918,759
Series 2007-15CB, Class A19 5.75%, 07/25/2037		356	295,631
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		1,109	825,237
Series 2007-HY4, Class 1A1 3.231%, 09/25/2047		389	359,497
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.921%, 03/25/2037		248	237,943
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		667	454,266
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		887	869,230
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.93%, 12/28/2037		1,545	1,441,712

			7,240,246

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.398% (LIBOR 1 Month + 0.25%), 04/25/2037(d)		693	198,697

Total Collateralized Mortgage Obligations (cost $310,683,824)			312,636,818

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
Non-Agency Floating Rate CMBS – 1.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.152% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(d)	U.S.$	14,000	$13,359,576
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.152% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(d)		6,275	5,934,164
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(d)		4,029	3,683,227
BHMS Series 2018-ATLS, Class A 1.402% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(d)		13,884	13,313,350
BHP Trust Series 2019-BXHP, Class C 1.675% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(d)		7,400	6,904,823
BX Trust Series 2018-EXCL, Class A 1.24% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(d)		10,734	9,772,824
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(d)		18,535	17,978,889
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class D 2.102% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(d)		5,035	4,501,156
Invitation Homes Trust Series 2018-SFR4, Class E 2.101% (LIBOR 1 Month + 1.95%), 01/17/2038(a)(d)		13,925	13,894,002
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 1.887% (LIBOR 1 Month + 1.73%), 11/15/2026(d)(i)		5,700	2,017,420

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(d)	U.S.$	12,593	$12,467,698
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(d)		7,469	5,343,780

			109,170,909

Non-Agency Fixed Rate CMBS – 0.7%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 02/10/2036(a)		9,098	9,385,268
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.261%, 11/10/2046(a)		2,783	2,295,251
Series 2014-GC23, Class D 4.635%, 07/10/2047(a)		2,196	1,944,276
Commercial Mortgage Trust Series 2012-CR3, Class D 4.909%, 10/15/2045(a)		2,322	1,618,418
Series 2013-CR6, Class D 4.227%, 03/10/2046(a)		7,385	6,061,018
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		1,346	1,335,650
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.555%, 08/10/2044(a)		1,000	796,106
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		4,825	4,774,193
Series 2013-GC12, Class C 4.179%, 06/10/2046		4,270	4,075,239
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.605%, 08/15/2046(a)		890	741,871
Series 2012-CBX, Class E 5.303%, 06/15/2045(i)		4,544	2,892,325
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		6,329	6,640,705

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class D 5.107%, 02/15/2047(a)	U.S.$	4,250	$3,967,231
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.048%, 08/15/2045(a)		1,600	1,379,247
Series 2013-C18, Class D 4.845%, 12/15/2046(a)		3,000	1,862,148

			49,768,946

Total Commercial Mortgage-Backed Securities (cost $172,680,940)			158,939,855

COLLATERALIZED LOAN OBLIGATIONS – 1.8%
CLO - Floating Rate – 1.8%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.995% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(d)		4,580	4,397,821
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.875% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(d)		4,035	3,973,143
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.452% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(d)		17,519	17,279,235
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.45% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(d)		8,984	8,916,054
OZLM XVIII Ltd. Series 2018-18A, Class A 1.295% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(d)		17,040	16,702,864
OZLM XXII Ltd. Series 2018-22A, Class A1 1.343% (LIBOR 3 Month + 1.07%), 01/17/2031(a)(d)		7,190	7,053,618
Rockford Tower CLO Ltd. Series 2018-2A, Class A 1.432% (LIBOR 3 Month + 1.16%), 10/20/2031(a)(d)		8,500	8,361,017

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Romark CLO III Ltd. Series 2019-3A, Class A1 1.645% (LIBOR 3 Month + 1.37%), 07/15/2032(a)(d)	U.S.$	11,840	$11,638,353
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.275% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(d)		24,065	23,495,406
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 1.415% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(d)		9,455	9,313,822
Series 2017-4A, Class B 1.703% (LIBOR 3 Month + 1.45%), 11/20/2030(a)(d)		6,000	5,880,474
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 1.502% (LIBOR 3 Month + 1.23%), 01/20/2032(a)(d)		4,510	4,438,706

Total Collateralized Loan Obligations (cost $123,639,835)			121,450,513

EMERGING MARKETS – TREASURIES – 1.6%
South Africa – 1.6%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $103,573,208)	ZAR	2,025,429	110,361,603

GOVERNMENTS – SOVEREIGN BONDS – 1.5%
Chile – 0.2%
Chile Government International Bond 1.625%, 01/30/2025	EUR	8,167	10,158,900

Colombia – 0.2%
Colombia Government International Bond 3.00%, 01/30/2030	U.S.$	5,135	5,234,491
3.125%, 04/15/2031		4,573	4,671,319

			9,905,810

Indonesia – 0.6%
Indonesia Government International Bond 4.45%, 02/11/2024		9,319	10,309,144
5.875%, 01/15/2024(a)		28,526	32,822,728

			43,131,872

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru – 0.3%
Peruvian Government International Bond 2.392%, 01/23/2026	U.S.$	16,430	$17,251,500

Saudi Arabia – 0.0%
Saudi Government International Bond 2.90%, 10/22/2025(a)		2,408	2,573,550

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		15,810	16,738,838

Total Governments – Sovereign Bonds (cost $93,421,222)			99,760,470

EMERGING MARKETS – SOVEREIGNS – 1.1%
Bahrain – 0.2%
Bahrain Government International Bond 5.625%, 09/30/2031(a)		11,462	11,175,450
7.375%, 05/14/2030(a)		1,132	1,242,016

			12,417,466

Brazil – 0.2%
Brazilian Government International Bond 3.875%, 06/12/2030		12,012	12,012,000

Dominican Republic – 0.3%
Dominican Republic International Bond 5.95%, 01/25/2027(a)		16,127	17,301,247

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	4,855	5,140,808
6.625%, 03/22/2048(a)		2,500	2,476,801

			7,617,609

Nigeria – 0.1%
Nigeria Government International Bond 6.75%, 01/28/2021(a)	U.S.$	6,440	6,458,113

Senegal – 0.1%
Senegal Government International Bond 6.25%, 07/30/2024-05/23/2033(a)		8,914	9,140,317

South Africa – 0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		10,325	9,605,477

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 09/30/2049	U.S.$	200	$169,312

			9,774,789

Total Emerging Markets – Sovereigns (cost $73,202,319)			74,721,541

COVERED BONDS – 0.8%
Swedbank Hypotek AB Series 194 1.00%, 09/18/2024(a)	SEK	319,900	36,999,631
1.125%, 05/21/2021(a)	EUR	9,200	10,901,513
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(a)		3,299	3,820,569

Total Covered Bonds (cost $48,669,228)			51,721,713

INFLATION-LINKED SECURITIES – 0.6%
United States – 0.6%
U.S. Treasury Inflation Index 2.125%, 02/15/2040 (TIPS) (cost $38,929,841)	U.S.$	24,934	38,253,154

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		10,595	9,858,184

Capital Goods – 0.0%
Odebrecht Finance Ltd. 4.375%, 04/25/2025(a)(h)(j)		8,945	483,589
5.25%, 06/27/2029(a)(h)(j)		2,796	111,840
7.125%, 06/26/2042(a)(h)(j)		3,663	188,874

			784,303

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		879	863,068

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(a)		1,023	1,058,163
BRF SA 4.875%, 01/24/2030(a)		1,631	1,671,096
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		446	463,282

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(i)(k)	U.S.$	4,300	$38,828

			3,231,369

Energy – 0.1%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		3,835	3,957,120
Petrobras Global Finance BV 5.093%, 01/15/2030		5	5,254

			3,962,374

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 02/09/2024(a)		9,325	9,756,281

			28,455,579

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(i)		1,155	1,173,996

Total Emerging Markets – Corporate Bonds (cost $46,095,137)			29,629,575

BANK LOANS – 0.3%
Industrial – 0.3%
Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(l)		1,227	1,169,093

Consumer Non-Cyclical – 0.2%
BI-LO, LLC 9.000% (LIBOR 1 Month + 8.00%), 05/31/2024(l)		5,027	5,018,393
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.897% (LIBOR 1 Month + 3.75%), 11/16/2025(l)		5,878	5,701,728

			10,720,121

Technology – 0.1%
athenahealth, Inc. 4.750% (LIBOR 3 Month + 4.50%), 02/11/2026(l)		9,459	9,293,159

Total Bank Loans (cost $21,247,469)			21,182,373

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
China – 0.3%
China Development Bank Series 2009 3.39%, 07/10/2027 (cost $18,975,758)	CNY	131,150	$18,971,772

SUPRANATIONALS – 0.2%
Supranational – 0.2%
European Investment Bank 4.75%, 08/07/2024(a) (cost $13,303,004)	AUD	17,315	14,437,883

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.2%
Canada – 0.2%
Province of Ontario Canada 2.40%, 06/02/2026 (cost $10,711,633)	CAD	14,705	12,008,895

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt. Logan Re Ltd. (Preference Shares)(f)(g)(h)(m)		9,702	9,962,525

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(h)		3,089,816	331,259
SandRidge Energy, Inc.(h)		4,301	7,096

			338,355

Total Common Stocks (cost $15,387,525)			10,300,880

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)	U.S.$	3,008	3,167,120

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(a)	U.S.$	403	$404,223
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(a)		5,582	5,737,879

Total Asset-Backed Securities (cost $8,993,477)			9,309,222

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.95%, 03/01/2036		1	1,042
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 04/01/2030		3,400	4,362,778

Total Local Governments – US Municipal Bonds (cost $3,401,125)			4,363,820

AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 05/15/2029		95	137,525
6.625%, 11/15/2030		150	230,532

Total Agencies (cost $295,111)			368,057

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/2020-09/30/2021(f)(g) (cost $3,789,471)		3,789	235,513

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 07/05/2031(f)(g)(h)		27	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(f)(g)(h)		42,267	– 0	–
SandRidge Energy, Inc., B-CW22, expiring 10/03/2022(h)		1,568	10

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

SandRidge Energy, Inc., A-CW22, expiring 10/03/2022(h)		3,724		$19

Total Warrants (cost $27,089)				29

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 8.0%
Governments – Treasuries – 5.4%
Japan – 5.4%
Japan Treasury Discount Bill Series 931 Zero Coupon, 11/24/2020	JPY	14,040,400		133,152,347
Series 934 Zero Coupon, 12/07/2020		24,893,250		236,094,234

Total Governments – Treasuries (cost $366,824,191)				369,246,581

		Shares
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(n)(o)(p) (cost $165,101,537)		165,101,537		165,101,537

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 0.01%, 10/01/2020	GBP	0	**	8
Citibank, London (0.69)%, 10/01/2020	EUR	1,173		1,375,423
Citibank, New York 0.01%, 10/01/2020	U.S.$	10,538		10,537,746

Total Time Deposits (cost $11,913,177)				11,913,177

Total Short-Term Investments (cost $543,838,905)				546,261,295

Total Investments – 99.4% (cost $6,654,004,530)				6,834,371,658
Other assets less liabilities – 0.6%				41,149,972

Net Assets – 100.0%				$6,875,521,630

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	1,071	December 2020	$122,104,698	$354,084
10 Yr Japan Bond (OSE) Futures	6	December 2020	8,653,677	20,765
Euro-BOBL Futures	3,332	December 2020	528,055,573	552,200
U.S. 10 Yr Ultra Futures	17	December 2020	2,718,672	7,258
U.S. Long Bond (CBT) Futures	44	December 2020	7,756,375	(62,086)
U.S. T-Note 5 Yr (CBT) Futures	1,271	December 2020	160,185,719	(129,086)
U.S. T-Note 10 Yr (CBT) Futures	16	December 2020	2,232,500	2,516
U.S. Ultra Bond (CBT) Futures	1,315	December 2020	291,683,438	(3,074,961)

Sold Contracts
10 Yr Australian Bond Futures	2,037	December 2020	217,964,304	(2,017,539)
Euro Buxl 30 Yr Bond Futures	2	December 2020	522,162	(5,534)
Euro-Bund Futures	766	December 2020	156,735,834	(727,376)
U.S. 10 Yr Ultra Futures	880	December 2020	140,731,250	(226,148)
U.S. T-Note 5 Yr (CBT) Futures	54	December 2020	6,805,688	(8,773)

				$(5,314,680)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	15,090	USD	17,606	10/15/2020	$(91,304)
Australia and New Zealand Banking Group Ltd.	USD	5,403	EUR	4,578	10/15/2020	(33,547)
Australia and New Zealand Banking Group Ltd.	CNH	101,096	USD	14,719	10/21/2020	(162,000)
Australia and New Zealand Banking Group Ltd.	AUD	40,983	USD	29,344	10/29/2020	(11,303)
Bank of America, NA	JPY	94,330,293	USD	895,794	10/08/2020	1,315,036
Bank of America, NA	TWD	1,594,485	USD	54,732	11/18/2020	(723,082)
Bank of America, NA	ZAR	3,337,263	USD	199,579	11/27/2020	1,674,500
Barclays Bank PLC	EUR	29,076	USD	34,440	10/15/2020	341,406
Barclays Bank PLC	IDR	957,338,936	USD	63,871	10/15/2020	(510,217)
BNP Paribas SA	MXN	195,746	USD	8,655	10/08/2020	(190,891)
BNP Paribas SA	USD	132,979	JPY	14,054,298	10/08/2020	289,676
BNP Paribas SA	USD	126,837	EUR	108,522	10/15/2020	433,472
BNP Paribas SA	AUD	167,521	USD	120,049	10/29/2020	55,819
BNP Paribas SA	COP	37,816,582	USD	9,729	11/13/2020	(130,620)
BNP Paribas SA	USD	34,062	ZAR	584,681	11/27/2020	610,764
BNP Paribas SA	ZAR	563,079	USD	32,917	11/27/2020	(474,663)
Brown Brothers Harriman & Co.	EUR	3,651	USD	4,258	10/15/2020	(23,350)
Brown Brothers Harriman & Co.	EUR	1,855	USD	2,189	10/15/2020	13,219
Brown Brothers Harriman & Co.	USD	26,777	EUR	22,499	10/15/2020	(391,165)
Citibank, NA	USD	269,944	EUR	228,898	10/15/2020	(1,499,582)
Citibank, NA	CNH	3,497,679	USD	500,579	10/21/2020	(14,285,062)
Citibank, NA	USD	10,784	CNH	73,922	10/21/2020	96,910

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	87,394	NZD	133,618	10/27/2020	$1,001,177
Citibank, NA	AUD	72,408	USD	51,908	10/29/2020	42,519
Citibank, NA	KRW	65,035,096	USD	55,651	11/10/2020	(125,191)
Citibank, NA	PEN	41,638	USD	11,656	11/13/2020	102,009
Citibank, NA	USD	49,316	ZAR	838,165	11/27/2020	388,566
Credit Suisse International	MXN	2,708,069	USD	123,975	10/08/2020	1,589,570
Credit Suisse International	USD	70,544	MXN	1,489,074	10/08/2020	(3,248,663)
Credit Suisse International	CAD	90,073	USD	68,360	10/09/2020	713,289
Credit Suisse International	GBP	52,875	EUR	58,430	10/15/2020	292,474
Credit Suisse International	CNH	78,036	USD	11,388	10/21/2020	(98,833)
Credit Suisse International	NZD	135,130	USD	88,789	10/27/2020	(606,699)
Deutsche Bank AG	USD	48,567	EUR	40,979	10/15/2020	(508,624)
Goldman Sachs Bank USA	USD	52,994	MXN	1,190,524	10/08/2020	809,064
Goldman Sachs Bank USA	USD	81,898	INR	6,216,948	10/15/2020	2,517,443
Goldman Sachs Bank USA	MYR	120,125	USD	28,311	10/27/2020	(584,493)
HSBC Bank USA	BRL	363,937	USD	65,424	10/02/2020	619,186
HSBC Bank USA	USD	64,520	BRL	363,937	10/02/2020	284,922
HSBC Bank USA	EUR	710,322	USD	835,112	10/15/2020	2,071,278
HSBC Bank USA	INR	6,197,162	USD	83,828	10/15/2020	(318,679)
HSBC Bank USA	USD	1,655	EUR	1,385	10/15/2020	(30,604)
HSBC Bank USA	SEK	340,536	USD	37,281	10/16/2020	(748,478)
HSBC Bank USA	CNH	330,230	USD	48,345	10/21/2020	(265,394)
HSBC Bank USA	NZD	133,642	USD	88,173	10/27/2020	(237,221)
HSBC Bank USA	USD	92,300	TWD	2,629,962	11/18/2020	(832,422)
HSBC Bank USA	GBP	3,743	USD	4,834	11/19/2020	2,537
JPMorgan Chase Bank, NA	MXN	1,186,810	USD	54,967	10/08/2020	1,331,609
JPMorgan Chase Bank, NA	USD	61,850	JPY	6,556,447	10/08/2020	321,382
JPMorgan Chase Bank, NA	USD	53,179	MXN	1,198,964	10/08/2020	1,005,525
JPMorgan Chase Bank, NA	CAD	174,878	USD	130,410	10/09/2020	(927,004)
JPMorgan Chase Bank, NA	USD	69,938	CAD	91,660	10/09/2020	(1,099,613)
JPMorgan Chase Bank, NA	EUR	30,898	USD	36,238	10/15/2020	1,637
JPMorgan Chase Bank, NA	USD	80,776	EUR	68,425	10/15/2020	(528,820)
JPMorgan Chase Bank, NA	USD	63,143	IDR	934,956,895	10/15/2020	(267,243)
JPMorgan Chase Bank, NA	USD	53,908	NOK	476,188	10/16/2020	(2,855,280)
JPMorgan Chase Bank, NA	AUD	7,568	USD	5,413	10/29/2020	(7,452)
JPMorgan Chase Bank, NA	USD	35,902	ZAR	594,232	11/27/2020	(663,131)
Morgan Stanley Capital Services LLC	BRL	363,509	USD	64,444	10/02/2020	(284,587)
Morgan Stanley Capital Services LLC	USD	65,133	BRL	363,509	10/02/2020	(404,771)
Morgan Stanley Capital Services LLC	JPY	10,652,541	USD	100,331	10/08/2020	(680,890)
Morgan Stanley Capital Services LLC	USD	34,647	JPY	3,672,400	10/08/2020	176,599
Morgan Stanley Capital Services LLC	GBP	49,797	EUR	55,290	10/15/2020	582,493
Morgan Stanley Capital Services LLC	USD	16,473	EUR	13,813	10/15/2020	(274,033)
Morgan Stanley Capital Services LLC	NOK	479,994	USD	52,855	10/16/2020	1,394,518
Morgan Stanley Capital Services LLC	USD	60,516	SEK	546,596	10/16/2020	525,212

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	AUD	161,048	USD	112,959	10/29/2020	$(2,398,290)
Morgan Stanley Capital Services LLC	USD	5,266	GBP	4,130	11/19/2020	63,932
Standard Chartered Bank	USD	54,589	KRW	64,959,647	11/10/2020	1,122,761
Standard Chartered Bank	TWD	1,010,479	USD	34,656	11/18/2020	(487,624)
UBS AG	JPY	14,248,803	USD	134,166	10/08/2020	(947,401)
UBS AG	EUR	4,643	USD	5,450	10/15/2020	4,583
UBS AG	USD	7,636	EUR	6,436	10/15/2020	(88,617)
UBS AG	AUD	42,787	USD	30,985	10/29/2020	337,059
UBS AG	GBP	236,027	USD	307,026	11/19/2020	2,395,517
UBS AG	EUR	696,306	USD	823,544	12/04/2020	6,051,322

						$(7,467,858)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 32, 5 Year Index, 06/20/2024*	(5.00)%	Quarterly	3.60%	USD	90,081	$(4,416,693)	$(2,998,526)	$(1,418,167)
iTraxx Australia Series 33, 5 Year Index, 06/20/2025*	(1.00)	Quarterly	0.68	USD	84,000	(1,269,490)	(739,230)	(530,260)

Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 06/20/2024*	5.00%	Quarterly	3.60%	USD	90,081	4,416,693	5,025,275	(608,582)

						$(1,269,490)	$1,287,519	$(2,557,009)

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
BRL	236,735	01/02/2023	1 Day CDI	3.975%	Maturity	$(378,064)	$—	$(378,064)
BRL	236,663	01/02/2023	1 Day CDI	4.590%	Maturity	113,702	—	113,702
BRL	217,888	01/02/2023	1 Day CDI	4.175%	Maturity	(190,781)	—	(190,781)
BRL	216,614	01/02/2023	1 Day CDI	4.053%	Maturity	(284,031)	—	(284,031)
CAD	288,230	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	11,478,888	—	11,478,888
USD	203,580	10/01/2025	0.329%	3 Month LIBOR	Semi-Annual/ Quarterly	156,970	—	156,970
USD	600	01/30/2027	2.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(77,957)	—	(77,957)
USD	150	05/05/2045	3 Month LIBOR	2.566%	Quarterly/ Semi-Annual	50,789	1	50,788
USD	100	07/16/2045	3 Month LIBOR	3.019%	Quarterly/ Semi-Annual	43,882	9,466	34,416
EUR	45,250	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	(2,170,429)	—	(2,170,429)
EUR	45,250	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(110,227)	—	(110,227)

						$8,632,742	$9,467	$8,623,275

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	5,000	$(1,667,500)	$(703,942)	$(963,558)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,088	(362,939)	(120,066)	(242,873)
Towd Point Mortgage Trust REMIC, 2.750% 04/25/2057*	0.45	Monthly	0.45	USD	42,374	(127,653)	—	(127,653)
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	735	(245,245)	(97,992)	(147,253)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	2,395	(305,895)	(95,692)	(210,203)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	894	(114,184)	(35,055)	(79,129)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	9.51%	USD	4,467	$(570,535)	$(175,157)	$(395,378)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	8,513	(1,087,299)	(454,552)	(632,747)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	8,998	(1,148,745)	(347,575)	(801,170)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,667,500)	(704,767)	(962,733)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	6,500	(2,167,750)	(915,125)	(1,252,625)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,925	(975,488)	(164,523)	(810,965)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	6,900	(880,900)	(263,070)	(617,830)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	53	(17,680)	(3,622)	(14,058)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	618	(206,155)	(67,379)	(138,776)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	564	(188,188)	(64,935)	(123,253)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	3,000	(383,000)	(53,354)	(329,646)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	8,358	(1,067,038)	(58,790)	(1,008,248)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	8,359	(1,067,166)	(49,575)	(1,017,591)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,668,333)	(389,323)	(1,279,010)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	10,000	(3,336,667)	(753,845)	(2,582,822)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	10,000	(3,336,667)	(745,480)	(2,591,187)

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,520	$(507,173)	$(113,313)	$(393,860)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,260	(420,210)	(73,189)	(347,021)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,815	(1,939,303)	(337,772)	(1,601,531)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	244	(81,394)	(25,872)	(55,522)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	979	(326,578)	(103,058)	(223,520)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,611	(537,403)	(170,722)	(366,681)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	575	(191,858)	(47,684)	(144,174)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,115	(372,038)	(118,228)	(253,810)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	558	(186,186)	(54,133)	(132,053)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	557	(185,852)	(49,935)	(135,917)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	279	(93,093)	(24,558)	(68,535)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,346	(1,116,449)	(283,982)	(832,467)

						$(28,550,064)	$(7,666,265)	$(20,883,799)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount	Interest Rate		Maturity	U.S. $ Value at September 30, 2020
BNP Paribas SA†	EUR	4,982	(1.00	)%*	10/05/2020	$5,840,398

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2020

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous		Up to 30 Days	31-90 Days		Greater than 90 Days		Total
Corporates – Non-Investment Grade	$	– 0 –	$5,840,398	$	– 0 –	$	– 0 –	$5,840,398

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $2,910,049,666 or 42.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Fair valued by the Adviser.

(h)	Non-income producing security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045	10/16/2015	$4,550,055	$2,892,325	0.04%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.648%, 10/25/2025	09/18/2015	4,093,659	3,665,230	0.05%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 1.887%, 11/15/2026	11/13/2015	5,477,901	2,017,420	0.03%

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	03/21/2019	$7,185,725	$6,844,077	0.10%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	8,770,247	8,456,991	0.12%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	1,444,673	1,393,589	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	1,155,000	1,173,996	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/13/2013	3,886,876	38,828	0.00%

(j)	Defaulted.

(k)	Defaulted matured security.

(l)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2020.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/2014	$9,702,000	$9,962,525	0.14%

(n)	The rate shown represents the 7-day yield as of period end.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2020

Assets
Investments in securities, at value Unaffiliated issuers (cost $6,488,902,993)	$6,669,270,121
Affiliated issuers (cost $165,101,537)	165,101,537
Cash	88
Cash collateral due from broker	68,552,809
Foreign currencies, at value (cost $17,246,036)	17,217,480
Receivable for investment securities sold	161,517,669
Unaffiliated interest receivable	46,629,472
Unrealized appreciation on forward currency exchange contracts	30,578,985
Receivable for capital stock sold	14,952,946
Receivable for unsettled reverse repurchase agreements	5,840,559
Receivable for variation margin on centrally cleared swaps	754,126
Affiliated dividends receivable	9,921

Total assets	7,180,425,713

Liabilities
Payable for investment securities purchased and foreign currency transactions	210,094,508
Unrealized depreciation on forward currency exchange contracts	38,046,843
Market value of credit default swaps (net premiums received $7,666,265)	28,550,064
Payable for capital stock redeemed	10,005,715
Payable for reverse repurchase agreements	5,840,398
Payable for variation margin on futures	3,020,843
Cash collateral received from broker	2,687,000
Advisory fee payable	2,540,626
Dividends payable	1,252,655
Transfer Agent fee payable	225,334
Distribution fee payable	218,017
Payable for variation margin on centrally cleared swaps	91,439
Administrative fee payable	19,320
Accrued expenses and other liabilities	2,311,321

Total liabilities	304,904,083

Net Assets	$6,875,521,630

Composition of Net Assets
Capital stock, at par	$797,784
Additional paid-in capital	6,658,630,721
Distributable earnings	216,093,125

$6,875,521,630

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 67

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$656,731,630	76,143,294	$8.62	*

C	$65,948,641	7,621,899	$8.65

Advisor	$4,645,020,918	539,033,220	$8.62

R	$56,423,672	6,547,021	$8.62

K	$16,626,876	1,928,867	$8.62

I	$854,891,638	99,222,178	$8.62

Z	$579,878,255	67,287,354	$8.62

*	The maximum offering price per share for Class A shares was $9.00, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2020

Investment Income
Interest	$169,889,766
Dividends
Affiliated issuers	1,093,785
Unaffiliated issuers	60,958	$171,044,509

Expenses
Advisory fee (see Note B)	31,622,588
Transfer agency—Class A	469,818
Transfer agency—Class B	64
Transfer agency—Class C	58,194
Transfer agency—Advisor Class	3,128,809
Transfer agency—Class R	175,076
Transfer agency—Class K	42,613
Transfer agency—Class I	766,083
Transfer agency—Class Z	291,395
Distribution fee—Class A	1,761,048
Distribution fee—Class B	331
Distribution fee—Class C	842,276
Distribution fee—Class R	304,185
Distribution fee—Class K	46,695
Custody and accounting	771,462
Printing	260,498
Registration fees	228,336
Audit and tax	130,185
Legal	99,765
Directors’ fees	96,363
Administrative	80,572
Miscellaneous	324,186

Total expenses before interest expense	41,500,542
Interest expense	18,427

Total expenses	41,518,969
Less: expenses waived and reimbursed by the Adviser (see Note B)	(149,889)

Net expenses		41,369,080

Net investment income		129,675,429

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 69

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$177,988,744	(a)
Forward currency exchange contracts	(110,060,839)
Futures	110,174,586
Swaps	(86,959,171)
Swaptions written	4,960,918
Foreign currency transactions	18,366,603
Net change in unrealized appreciation/depreciation on:
Investments	(23,085,481	)(b)
Forward currency exchange contracts	(69,765,808)
Futures	5,825,112
Swaps	3,188,140
Foreign currency denominated assets and liabilities	870,451

Net gain on investment and foreign currency transactions	31,503,255

Contributions from Affiliates (see Note B)	9,363

Net Increase in Net Assets from Operations	$161,188,047

(a)	Net of foreign capital gains taxes of $278,226.

(b)	Net of decrease in accrued foreign capital gains taxes of $1,037,924.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$129,675,429	$153,006,844
Net realized gain on investment and foreign currency transactions	114,470,841	172,251,018
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(82,967,586)	258,049,977
Contributions from Affiliates (see Note B)	9,363	5,411

Net increase in net assets from operations	161,188,047	583,313,250
Distributions to Shareholders
Class A	(21,371,141)	(19,779,538)
Class B	(336)	(7,743)
Class C	(2,010,088)	(2,327,089)
Advisor Class	(153,516,043)	(127,853,549)
Class R	(1,586,598)	(1,517,069)
Class K	(541,985)	(436,278)
Class I	(26,173,708)	(21,987,749)
Class Z	(19,098,819)	(15,015,492)
Capital Stock Transactions
Net decrease	(292,234,642)	(46,474,488)

Total increase (decrease)	(355,345,313)	347,914,255
Net Assets
Beginning of period	7,230,866,943	6,882,952,688

End of period	$6,875,521,630	$7,230,866,943

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 71

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB GLOBAL BOND FUND | 73

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2.

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Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2020:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,070,097,567	$	– 0	–	$2,070,097,567
Corporates – Investment Grade		– 0	–	1,838,111,291		– 0	–	1,838,111,291
Quasi-Sovereigns		– 0	–	511,061,273		– 0	–	511,061,273
Mortgage Pass – Throughs		– 0	–	414,700,965		– 0	–	414,700,965
Corporates – Non-Investment Grade		– 0	–	341,332,686		24,152,895	#	365,485,581
Collateralized Mortgage Obligations		– 0	–	312,636,818		– 0	–	312,636,818
Commercial Mortgage-Backed Securities		– 0	–	158,939,855		– 0	–	158,939,855
Collateralized Loan Obligations		– 0	–	121,450,513		– 0	–	121,450,513
Emerging Markets – Treasuries		– 0	–	110,361,603		– 0	–	110,361,603
Governments – Sovereign Bonds		– 0	–	99,760,470		– 0	–	99,760,470
Emerging Markets – Sovereigns		– 0	–	74,721,541		– 0	–	74,721,541
Covered Bonds		– 0	–	51,721,713		– 0	–	51,721,713
Inflation-Linked Securities		– 0	–	38,253,154		– 0	–	38,253,154

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Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Corporate Bonds	$	– 0	–	$29,629,575		$	– 0	–	$29,629,575
Bank Loans		– 0	–	21,182,373			– 0	–	21,182,373
Governments – Sovereign Agencies		– 0	–	18,971,772			– 0	–	18,971,772
Supranationals		– 0	–	14,437,883			– 0	–	14,437,883
Local Governments – Provincial Bonds		– 0	–	12,008,895			– 0	–	12,008,895
Common Stocks		338,355		– 0	–		9,962,525		10,300,880
Asset-Backed Securities		– 0	–	9,309,222			– 0	–	9,309,222
Local Governments – US Municipal Bonds		– 0	–	4,363,820			– 0	–	4,363,820
Agencies		– 0	–	368,057			– 0	–	368,057
Whole Loan Trusts		– 0	–	– 0	–		235,513		235,513
Warrants		29		– 0	–		0	#	29
Short-Term Investments:
Governments – Treasuries		– 0	–	369,246,581			– 0	–	369,246,581
Investment Companies		165,101,537		– 0	–		– 0	–	165,101,537
Time Deposits		– 0	–	11,913,177			– 0	–	11,913,177

Total Investments in Securities		165,439,921		6,634,580,804			34,350,933		6,834,371,658
Other Financial Instruments*:
Assets
Futures		936,823		– 0	–		– 0	–	936,823	†
Forward Currency Exchange Contracts		– 0	–	30,578,985			– 0	–	30,578,985
Centrally Cleared Credit Default Swaps		– 0	–	4,416,693			– 0	–	4,416,693	†
Centrally Cleared Interest Rate Swaps		– 0	–	11,844,231			– 0	–	11,844,231	†
Liabilities
Futures		(6,251,503)		– 0	–		– 0	–	(6,251,503	)†
Forward Currency Exchange Contracts		– 0	–	(38,046,843)			– 0	–	(38,046,843)
Centrally Cleared Credit Default Swaps		– 0	–	(5,686,183)			– 0	–	(5,686,183	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(3,211,489)			– 0	–	(3,211,489	)†
Credit Default Swaps		– 0	–	(28,550,064)			– 0	–	(28,550,064)
Reverse Repurchase Agreements		(5,840,398)		– 0	–		– 0	–	(5,840,398)

Total		$154,284,843		$6,605,926,134			$34,350,933		$6,794,561,910	+

#	The Fund held securities with zero market value at period end.

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*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

+

Amounts of $129,470,281, $9,518,883 and $11,669,288 for Collateralized Loan Obligations, Bank Loans and Asset-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2020, the reimbursement for such services amounted to $80,572.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,531,824 for the year ended September 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,332 from the sale of Class A shares and received $6,228, $52 and $7,895 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2020, such waiver amounted to $149,889.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2020 is as follows:

Fund	Market Value 9/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$25,884	$3,714,131	$3,574,913	$165,102	$1,094

During the year ended September 30, 2020 and the year ended September 30, 2019, the Adviser reimbursed the Fund $9,363 and $5,411, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in

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AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,189,439, $15,540,389, $1,268,385, and $307,946 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the

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Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,212,082,233	$8,093,899,976
U.S. government securities	1,825,512,162	2,011,601,042

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,659,135,718

Gross unrealized appreciation	$323,948,800
Gross unrealized depreciation	(146,482,564)

Net unrealized appreciation	$177,466,236

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

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contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges

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may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has

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realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2020, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of)

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the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$936,823	*	Receivable/ Payable for variation margin on futures	$6,251,503	*

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	11,834,764	*	Receivable/ Payable for variation margin on centrally cleared swaps	3,211,489	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	30,578,985		Unrealized depreciation on forward currency exchange contracts	38,046,843

Credit contracts				Market value of credit default swaps	28,550,064

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	2,557,009	*

Total		$43,350,572			$78,616,908

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(75,188,201)	$27,030,357

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	110,174,586	5,825,112

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/ depreciation on swaptions written	4,960,918	– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	(110,060,839)	(69,765,808)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/ depreciation on investments	(2,471,104)	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(11,770,970)	(23,842,217)

Total		$(84,355,610)	$(60,752,556)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$251,867,216
Average notional amount of sale contracts	$151,723,760

Centrally Cleared Interest Rate Swaps
Average notional amount	$880,987,816

Credit Default Swaps:
Average notional amount of buy contracts	$48,132,251	(a)
Average notional amount of sale contracts	$154,858,462

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,806,824,829
Average principal amount of sale contracts	$5,390,896,962

Futures:
Average notional amount of buy contracts	$1,234,998,846
Average notional amount of sale contracts	$598,765,587

Purchased Options:
Average notional amount	$363,311,465	(b)

Swaptions Written:
Average notional amount	$259,254,837	(c)

(a)	Positions were open for nine months during the reporting period.

(b)	Positions were open for six months during the reporting period.

(c)	Positions were open for five months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2020. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$2,989,536	$(723,082)	$	– 0	–	$	– 0	–	$2,266,454
Barclays Bank PLC	341,406	(341,406)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	1,389,731	(796,174)		– 0	–		– 0	–	593,557
Brown Brothers Harriman & Co.	13,219	(13,219)		– 0	–		– 0	–	– 0	–
Citibank, NA /
Citigroup Global Markets, Inc	1,631,181	(1,631,181)		– 0	–		– 0	–	– 0	–
Credit Suisse International	2,595,333	(2,595,333)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA /
Goldman Sachs International	3,326,507	(3,326,507)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	2,977,923	(2,432,798)		– 0	–		– 0	–	545,125
JPMorgan Chase Bank, NA	2,660,153	(2,660,153)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	2,742,754	(2,742,754)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	1,122,761	(487,624)		(635,137)			– 0	–	– 0	–
UBS AG	8,788,481	(1,036,018)		– 0	–		– 0	–	7,752,463

Total	$30,578,985	$(18,786,249)		$(635,137)		$	– 0	–	$11,157,599	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia & New Zealand Bank Group Ltd.	$298,154	$	– 0	–	$	– 0	–	$	– 0	–	$298,154
Bank of America, NA.	723,082	(723,082)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	510,217	(341,406)	– 0	–	(168,811)	– 0	–
BNP Paribas SA	796,174	(796,174)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	414,515	(13,219)	– 0	–	– 0	–	401,296
Citibank, NA /
Citigroup Global Markets, Inc	18,313,172	(1,631,181)	(3,467,500)	– 0	–	13,214,491
Credit Suisse International	11,991,591	(2,595,333)	(8,110,000)	– 0	–	1,286,258
Deutsche Bank AG	1,801,547	– 0	–	– 0	–	(1,280,685)	520,862
Goldman Sachs Bank USA /
Goldman Sachs International	17,400,901	(3,326,507)	(13,020,000)	(1,054,394)	– 0	–
HSBC Bank USA	2,432,798	(2,432,798)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	6,348,543	(2,660,153)	– 0	–	(531,139)	3,157,251
Morgan Stanley Capital Services LLC.	4,042,571	(2,742,754)	– 0	–	(677,693)	622,124
Standard Chartered Bank	487,624	(487,624)	– 0	–	– 0	–	– 0	–
UBS AG	1,036,018	(1,036,018)	– 0	–	– 0	–	– 0	–

Total	$66,596,907	$(18,786,249)	$(24,597,500)	$(3,712,722)	$19,500,436	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2020, the Fund earned drop income of $173,145 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held

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and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2020, the average amount of reverse repurchase agreements outstanding was $3,660,032 and the daily weighted average interest rate was (0.44)%. During the period, the Fund received net interest payments from counterparties. At September 30, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $5,840,398 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
BNP Paribas Americas	$5,840,398	$(5,840,398)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Class A
Shares sold	10,738,710	13,185,600	$91,750,367	$109,965,283

Shares issued in reinvestment of dividends	1,895,547	1,794,824	16,165,988	14,973,830

Shares converted from Class B	37,307	24,068	319,817	201,430

Shares converted from Class C	2,582,148	2,853,231	22,160,878	24,254,477

Shares redeemed	(26,633,144)	(29,369,389)	(226,661,075)	(245,198,136)

Net decrease	(11,379,432)	(11,511,666)	$(96,264,025)	$(95,803,116)

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	Shares		Amount
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Class B
Shares sold	40	2,639	$348	$21,966

Shares issued in reinvestment of dividends	31	877	263	7,280

Shares converted to Class A	(37,306)	(24,065)	(319,817)	(201,430)

Shares redeemed	(485)	(5,164)	(4,176)	(43,520)

Net decrease	(37,720)	(25,713)	$(323,382)	$(215,704)

Class C
Shares sold	781,663	1,165,503	$6,731,063	$9,751,559

Shares issued in reinvestment of dividends	187,983	214,585	1,606,232	1,789,198

Shares converted to Class A	(2,573,568)	(2,843,852)	(22,160,878)	(24,254,477)

Shares redeemed	(2,744,789)	(4,380,365)	(23,399,569)	(36,622,842)

Net decrease	(4,348,711)	(5,844,129)	$(37,223,152)	$(49,336,562)

Advisor Class
Shares sold	142,813,784	160,197,522	$1,219,584,402	$1,338,116,377

Shares issued in reinvestment of dividends	13,095,358	11,227,537	111,608,272	93,696,688

Shares redeemed	(176,369,073)	(170,683,834)	(1,488,909,588)	(1,418,887,407)

Net increase (decrease)	(20,459,931)	741,225	$(157,716,914)	$12,925,658

Class R
Shares sold	1,730,005	2,107,504	$14,729,380	$17,600,783

Shares issued in reinvestment of dividends	186,236	181,939	1,585,540	1,514,274

Shares redeemed	(3,384,605)	(3,458,926)	(28,638,182)	(28,829,199)

Net decrease	(1,468,364)	(1,169,483)	$(12,323,262)	$(9,714,142)

Class K
Shares sold	731,792	816,047	$6,237,920	$6,831,469

Shares issued in reinvestment of dividends	63,425	52,186	540,461	435,444

Shares redeemed	(1,126,141)	(642,414)	(9,565,477)	(5,377,731)

Net increase (decrease)	(330,924)	225,819	$(2,787,096)	$1,889,182

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Class I
Shares sold	29,852,757	19,464,845	$255,331,385	$162,839,609

Shares issued in reinvestment of dividends	2,957,299	2,556,550	25,204,149	21,348,629

Shares redeemed	(32,049,234)	(18,096,409)	(270,635,233)	(150,457,051)

Net increase	760,822	3,924,986	$9,900,301	$33,731,187

Class Z
Shares sold	41,558,012	27,111,318	$353,299,435	$226,662,183

Shares issued in reinvestment of dividends	2,225,855	1,779,404	18,965,173	14,868,369

Shares redeemed	(43,550,786)	(21,720,766)	(367,761,720)	(181,481,543)

Net increase	233,081	7,169,956	$4,502,888	$60,049,009

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such

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NOTES TO FINANCIAL STATEMENTS (continued)

as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$224,298,718	$188,924,507

Total taxable distributions paid	$224,298,718	$188,924,507

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$48,201,776	(a)
Other losses	(4,038,705	)(b)
Unrealized appreciation/(depreciation)	177,799,267	(c)

Total accumulated earnings/(deficit)	$221,962,338	(d)

(a)	During the fiscal year, the Fund utilized $29,099,037 of capital loss carry forwards to offset current year net realized gains.

(b)	As of September 30, 2020, the Fund had a qualified late-year ordinary loss deferral of $3,898,521. As of September 30, 2020, the cumulative deferred loss on straddles was $140,184.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable

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NOTES TO FINANCIAL STATEMENTS (continued)

Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.67		$ 8.19		$ 8.43		$ 8.59		$ 8.34

Income From Investment Operations

Net investment income(a)(b)	.14		.17		.18		.18		.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		.52		(.22)		(.09)		.39

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.21		.69		(.04)		.09		.56

Less: Dividends and Distributions

Dividends from net investment income	(.26)		(.21)		(.20)		(.18)		(.30)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.26)		(.21)		(.20)		(.25)		(.31)

Net asset value, end of period	$ 8.62		$ 8.67		$ 8.19		$ 8.43		$ 8.59

Total Return

Total investment return based on net asset value(d)*	2.44	%^	8.58%		(.50)%		1.10%		6.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$656,731		$758,638		$810,782		$1,002,880		$1,293,750

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80%		.81%		.81%		.82%		.85%

Expenses, before waivers/reimbursements(e)	.80%		.81%		.82%		.83%		.85%

Net investment income(b)	1.62%		2.02%		2.16%		2.09%		2.05%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.70		$ 8.21		$ 8.46		$ 8.62		$ 8.36

Income From Investment Operations

Net investment income(a)(b)	.08		.11		.12		.11		.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		.53		(.23)		(.08)		.40

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.14		.64		(.11)		.03		.51

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.15)		(.14)		(.12)		(.24)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.19)		(.15)		(.14)		(.19)		(.25)

Net asset value, end of period	$ 8.65		$ 8.70		$ 8.21		$ 8.46		$ 8.62

Total Return

Total investment return based on net asset value(d)*	1.66%		7.87%		(1.36)%		.34%		6.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$65,949		$104,089		$146,309		$219,785		$349,965

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.55%		1.56%		1.56%		1.57%		1.58%

Expenses, before waivers/reimbursements(e)	1.55%		1.56%		1.56%		1.57%		1.58%

Net investment income(b)	.93%		1.26%		1.38%		1.34%		1.30%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.66		$ 8.18		$ 8.42		$ 8.58		$ 8.33

Income From Investment Operations

Net investment income(a)(b)	.16		.19		.20		.20		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.52		(.22)		(.09)		.38

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.24		.71		(.02)		.11		.58

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.23)		(.22)		(.20)		(.32)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.28)		(.23)		(.22)		(.27)		(.33)

Net asset value, end of period	$ 8.62		$ 8.66		$ 8.18		$ 8.42		$ 8.58

Total Return

Total investment return based on net asset value(d)*	2.82%		8.86%		(.25)%		1.35%		7.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,645,021		$4,845,448		$4,570,491		$4,372,280		$3,275,362

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55%		.56%		.56%		.58%		.58%

Expenses, before waivers/reimbursements(e)	.55%		.56%		.57%		.58%		.58%

Net investment income(b)	1.91%		2.26%		2.44%		2.34%		2.33%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Income From Investment Operations

Net investment income(a)(b)	.10		.13		.15		.14		.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.53		(.23)		(.09)		.40

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.18		.66		(.08)		.05		.54

Less: Dividends and Distributions

Dividends from net investment income	(.22)		(.18)		(.16)		(.15)		(.27)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.22)		(.18)		(.16)		(.22)		(.28)

Net asset value, end of period	$ 8.62		$ 8.66		$ 8.18		$ 8.42		$ 8.59

Total Return

Total investment return based on net asset value(d)*	2.08%		8.13%		(.91)%		.57%		6.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56,424		$69,424		$75,138		$83,901		$80,625

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.27%		1.24%		1.23%		1.22%		1.25%

Expenses, before waivers/reimbursements(e)	1.27%		1.24%		1.23%		1.23%		1.25%

Net investment income(b)	1.20%		1.59%		1.75%		1.70%		1.66%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Income From Investment Operations

Net investment income(a)(b)	.13		.16		.17		.17		.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		.52		(.22)		(.10)		.40

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.20		.68		(.05)		.07		.57

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.20)		(.19)		(.17)		(.30)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.24)		(.20)		(.19)		(.24)		(.31)

Net asset value, end of period	$ 8.62		$ 8.66		$ 8.18		$ 8.42		$ 8.59

Total Return

Total investment return based on net asset value(d)*	2.39%		8.46%		(.60)%		.90%		6.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,627		$19,576		$16,642		$36,288		$31,361

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.96%		.93%		.92%		.89%		.93%

Expenses, before waivers/reimbursements(e)	.96%		.93%		.92%		.90%		.93%

Net investment income(b)	1.51%		1.89%		2.09%		2.03%		1.98%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.66		$ 8.18		$ 8.42		$ 8.58		$ 8.33

Income From Investment Operations

Net investment income(a)(b)	.16		.19		.20		.20		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		.52		(.22)		(.09)		.38

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.23		.71		(.02)		.11		.58

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.23)		(.22)		(.20)		(.32)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.27)		(.23)		(.22)		(.27)		(.33)

Net asset value, end of period	$ 8.62		$ 8.66		$ 8.18		$ 8.42		$ 8.58

Total Return

Total investment return based on net asset value(d)*	2.79%		8.87%		(.23)%		1.36%		7.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$854,892		$852,566		$773,149		$748,238		$715,514

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.58%		.55%		.54%		.56%		.57%

Expenses, before waivers/reimbursements(e)	.58%		.56%		.55%		.56%		.58%

Net investment income(b)	1.88%		2.27%		2.46%		2.36%		2.33%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Income From Investment Operations

Net investment income(a)(b)	.16		.19		.21		.20		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08		.53		(.22)		(.09)		.40

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00 (c)

Capital Contributions	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.24		.72		(.01)		.11		.60

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.24)		(.23)		(.21)		(.33)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.07)		(.01)

Total dividends and distributions	(.28)		(.24)		(.23)		(.28)		(.34)

Net asset value, end of period	$ 8.62		$ 8.66		$ 8.18		$ 8.42		$ 8.59

Total Return

Total investment return based on net asset value(d)*	2.84%		8.93%		(.18)%		1.29%		7.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$579,878		$580,799		$489,921		$350,625		$200,617

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%		.50%		.49%		.51%		.52%

Expenses, before waivers/reimbursements(e)	.53%		.50%		.50%		.52%		.53%

Net investment income(b)	1.93%		2.33%		2.54%		2.41%		2.38%

Portfolio turnover rate**	135%		126%		369%		107%		113%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a) Based on average shares outstanding.

(b) Net of expenses waived/reimbursed by the Adviser.

(c) Amount is less than $0.005.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e) The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.80%	.81%	.81%	.82%	.85%
Before waivers/reimbursements	.80%	.81%	.82%	.83%	.85%
Class C
Net of waivers/reimbursements	1.55%	1.56%	1.56%	1.57%	1.58%
Before waivers/reimbursements	1.55%	1.56%	1.56%	1.57%	1.58%
Advisor Class
Net of waivers/reimbursements	.55%	.56%	.56%	.58%	.58%
Before waivers/reimbursements	.55%	.56%	.57%	.58%	.58%
Class R
Net of waivers/reimbursements	1.27%	1.24%	1.23%	1.22%	1.25%
Before waivers/reimbursements	1.27%	1.24%	1.23%	1.23%	1.25%
Class K
Net of waivers/reimbursements	.96%	.93%	.92%	.89%	.93%
Before waivers/reimbursements	.96%	.93%	.92%	.90%	.93%
Class I
Net of waivers/reimbursements	.58%	.55%	.54%	.56%	.57%
Before waivers/reimbursements	.58%	.56%	.55%	.56%	.58%
Class Z
Net of waivers/reimbursements	.53%	.50%	.49%	.51%	.52%
Before waivers/reimbursements	.53%	.50%	.50%	.52%	.53%

*  Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

^  The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

**  The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 25, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2020. For foreign shareholders, 50.39% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB GLOBAL BOND FUND | 113

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Scott A. DiMaggio(2), Vice President Douglas J. Peebles(2),*, Vice President Matthew S. Sheridan(2), Vice President John Taylor(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Fixed Income Investment Team. Messrs. DiMaggio, Peebles, Sheridan and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser on December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 60	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head of Fixed Income.

Douglas J. Peebles,^ 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

John Taylor 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head—European Fixed-Income.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2015.

Stephen M. Woetzel, 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser on December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were above the last breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a

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reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0920

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2019	$102,815	$—	$26,234
	2020	$102,815	$—	$26,020

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2019	$888,619	$26,234
			$—
			$(26,234)
	2020	$1,035,727	$26,020
			$—
			$(26,020)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    November 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    November 27, 2020